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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EnerNOC, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 26, 2010

To Our Stockholders:

        You are cordially invited to attend the 2010 annual meeting of stockholders of EnerNOC, Inc. to be held at 2:00 p.m., local time, on Wednesday, June 2, 2010, at our corporate offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

        The attached notice of annual meeting and proxy statement describe the matters to be presented at the annual meeting and provide information about us that you should consider when you vote your shares.

        We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.

        Thank you for your continued support.

Sincerely,

Timothy G. Healy Chairman of the Board and Chief Executive Officer

ENERNOC, INC.
101 Federal Street, Suite 1100
Boston, Massachusetts 02110
(617) 224-9900

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TIME:  2:00 p.m. Local Time

DATE:  June 2, 2010

PLACE: EnerNOC Corporate Offices, 101 Federal Street, Suite 1100, Boston, Massachusetts 02110

PURPOSES:

1.
To elect three members to our board of directors to serve as Class III directors, each for a three-year term expiring in 2013;

2.
To approve our Amended and Restated 2007 Employee, Director and Consultant Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended;

3.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

4.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

        You may vote if you were the record owner of EnerNOC, Inc. common stock at the close of business on April 9, 2010. A list of stockholders of record will be available at the annual meeting and during the ten days prior to the annual meeting at our principal executive offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

        All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

David M. Samuels Secretary

Boston, Massachusetts
April 26, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE AS PROVIDED IN THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

PAGE
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2010	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
EQUITY COMPENSATION PLAN INFORMATION	9
PROPOSAL ONE—ELECTION OF DIRECTORS	10
DIRECTORS AND EXECUTIVE OFFICERS	11
CORPORATE GOVERNANCE	16
General	16
Board Determination of Independence	16
Executive Sessions of Independent Directors	16
Board Meetings and Attendance	16
Committees of the Board of Directors	16
Director Nomination Process	19
Compensation Committee Interlocks and Insider Participation	20
Board Leadership Structure	21
Our Board of Directors' Role in Risk Oversight	21
Diversity	21
Communicating with the Board of Directors	22
Corporate Code of Conduct and Ethics	22
INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION	23
Compensation Discussion and Analysis	23
Summary Compensation Table	36
Grants of Plan-Based Awards	38
Outstanding Equity Awards At Fiscal Year-End	41
Option Exercises and Stock Vested	43
Pension Benefits	43
Nonqualified Deferred Compensation	43
Potential Payments Upon Termination or Change of Control	44
Non-Employee Director Compensation	52
Risk Assessment in Compensation Programs	54
COMPENSATION COMMITTEE REPORT	56
REPORT OF AUDIT COMMITTEE	57
PROPOSAL TWO—APPROVAL OF THE AMENDED AND RESTATED 2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN FOR PURPOSES OF COMPLYING WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED	58
Summary of the Amended and Restated 2007 Stock Plan	59
Duration of 2007 Stock Plan	62
Federal Income Tax Information	62
Limitation on Our Deductions	64
PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	65
Principal Accountant Fees and Services	65
Pre-Approval Policies and Procedures	65

ENERNOC, INC.
101 FEDERAL STREET, SUITE 1100
BOSTON, MASSACHUSETTS 02110
(617) 224-9900

PROXY STATEMENT FOR THE ENERNOC, INC.
2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 2, 2010

        This proxy statement, along with the accompanying notice of 2010 annual meeting of stockholders, contains information about the 2010 annual meeting of stockholders of EnerNOC, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 2:00 p.m., local time, on Wednesday, June 2, 2010, at our corporate offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

        In this proxy statement, we refer to EnerNOC, Inc. as "EnerNOC," "the Company," "we" and "us."

        We are sending you this proxy statement in connection with the solicitation of proxies by our board of directors for use at the annual meeting.

        On or about April 26, 2010, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2009 annual report, which includes our financial statements for the fiscal year ended December 31, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2010

        This proxy statement and our 2009 annual report to stockholders are available for viewing, printing and downloading at http://investor.enernoc.com/annual-proxy.cfm. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

        Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2009 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the "SEC Filings" section of the "Investors" section of our website at www.enernoc.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Investor Relations, EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. Exhibits will be provided upon written request and payment of an appropriate processing fee.

 IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who Can Vote?

        Only stockholders who owned our common stock at the close of business on April 9, 2010 are entitled to vote at the annual meeting. On this record date, there were 24,545,629 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

        You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see "May I Change or Revoke my Proxy?" below.

How Many Votes Do I Have?

        Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

        Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your "proxies," will vote your shares in the manner you indicate. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

  •
  By mail.  Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our board of directors.

  •
  By Internet or by telephone.  Follow the instructions attached to the proxy card to vote by Internet or telephone.

  •
  In person at the meeting.  If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 1, 2010.

        If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

  •
  By mail.  You will receive instructions from your broker or other nominee explaining how to vote your shares.

  •
  By Internet or by telephone.  Follow the instructions you receive from your broker to vote by Internet or telephone.

  •
  In person at the meeting.  Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker or other nominee.

How Does the Board of Directors Recommend That I Vote on the Proposals?

        The board of directors recommends that you vote as follows:

  •
  "FOR" the election of each of the three nominees as Class III directors;

  •
  "FOR" the approval of our Amended and Restated 2007 Employee, Director and Consultant Stock Plan, or the Amended and Restated 2007 Stock Plan, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code; and

  •
  "FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010.

        If any other matter is presented at the annual meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

        If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

  •
  signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

  •
  if your shares are held in street name, re-voting by Internet or by telephone as instructed above;

  •
  notifying EnerNOC's Secretary in writing before the annual meeting that you have revoked your proxy; or

  •
  attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

        Your most current proxy card or telephone or Internet vote is the one that will be counted.

What if I Receive More Than One Proxy Card?

        You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under "How Do I Vote?" for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

        If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote by Internet, telephone or at the annual meeting as described above under "How Do I Vote?"

        If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under "How Do I Vote?," the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A "broker non-vote" will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

        Recent changes in regulations were made that have taken away the ability of your bank, broker or other nominee to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it felt appropriate. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on this proposal on your behalf. In addition, your bank, broker or other nominee does not have discretion to vote your uninstructed shares on the approval of our Amended and Restated 2007 Stock Plan (Proposal 2 of this proxy statement).

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The three nominees to serve as Class III directors who receive the most votes (also known as a "plurality" of the votes cast) will be elected. You may vote either FOR the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Approve the Amended and Restated 2007 Stock Plan
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Amended and Restated 2007 Stock Plan for purposes of complying with Section 162(m) of the Code. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers' unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010, our audit committee of our board of directors will reconsider its selection.

Is Voting Confidential?

        We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections, American Stock Transfer and Trust Company, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

        We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

        We have engaged Georgeson Inc., or Georgeson, to act as our proxy solicitor in connection with the proposals to be acted upon at our annual meeting. Pursuant to our agreement with Georgeson, Georgeson will, among other things, review and comment on our proxy materials, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on behalf of the Company in connection with the annual meeting. For these services, we will pay a fee of approximately $7,500 plus expenses.

What Constitutes a Quorum for the Annual Meeting?

        The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

        The annual meeting will be held at 2:00 p.m., local time, on Wednesday, June 2, 2010, at our corporate offices located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. When you arrive at the annual meeting, signs will direct you to the appropriate meeting room. You need not attend the annual meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2010 for (a) the executive officers named in the Summary Compensation Table on page 36 of this proxy statement, (b) each of our directors and the director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than five percent of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2010 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 24,576,539 shares of common stock outstanding on March 31, 2010.

        The address for the directors and executive officers set forth below is c/o EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

	Shares Beneficially Owned
Name and Address	Number	Percent
Directors and Executive Officers
Timothy G. Healy(1)	792,504	3.2%
David B. Brewster(2)	1,535,620	6.2%
David M. Samuels(3)	203,597	*
Timothy Weller	20,000	*
Darren P. Brady(4)	56,786	*
Arthur W. Coviello, Jr.(5)	28,207	*
Richard Dieter(6)	52,446	*
TJ Glauthier(7)	42,600	*
Adam Grosser(8)	1,934,093	7.9%
Susan F. Tierney(9)	666	*
James L. Turner(10)	59,811	*
Neal C. Isaacson(11)	142,750	*
All directors and current executive officers as a group (13 persons)(12)	4,897,258	19.5%
Five Percent Stockholders
Funds affiliated with Foundation Capital(13) 250 Middlefield Road Menlo Park, California 94025	1,934,093	7.9%
Draper Fisher Jurvetson Fund VI, L.P. and its affiliates(14) 2882 Sand Hill Road Suite 150 Menlo Park, California 94025	2,190,075	8.9%

	Shares Beneficially Owned
Name and Address	Number	Percent
T. Rowe Price Associates, Inc.(15) 100 E. Pratt Street Baltimore, Maryland 21202	1,507,212	6.1%

*
Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.

(1)
Includes options to purchase 141,373 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010 and 2,438 shares issuable to Mr. Healy upon vesting of restricted stock units within 60 days of March 31, 2010. Also includes 80,000 shares of common stock held in a trust established by Mr. Healy, of which Mr. Healy is the trustee and has sole voting and investment power.

(2)
Includes options to purchase 119,841 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010 and 1,625 shares issuable to Mr. Brewster upon vesting of restricted stock units within 60 days of March 31, 2010.

(3)
Includes options to purchase 28,924 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010 and 1,063 shares issuable to Mr. Samuels upon vesting of restricted stock units within 60 days of March 31, 2010.

(4)
Includes options to purchase 50,473 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010 and 1,063 shares issuable to Mr. Brady upon vesting of restricted stock units within 60 days of March 31, 2010.

(5)
Includes options to purchase 23,207 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010.

(6)
Includes options to purchase 29,446 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010.

(7)
Consists of options to purchase 23,784 shares of common stock which are immediately exercisable and 18,816 shares of common stock held by a trust of which Mr. Glauthier and his wife are trustees. Mr. Glauthier disclaims beneficial ownership of the shares identified in this footnote except as to his proportionate pecuniary interest in such shares.

(8)
Consists of the shares described in footnote 13 below. Mr. Grosser disclaims beneficial ownership of the shares described in footnote 13 below except to the extent of his pecuniary interest therein.

(9)
Consists of 666 shares issuable to Dr. Tierney upon vesting of restricted stock units within 60 days of March 31, 2010.

(10)
Includes options to purchase 51,811 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010.

(11)
Mr. Isaacson agreed to resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009. Includes 2,800 shares of common stock held by various family members of Mr. Isaacson. Mr. Isaacson disclaims beneficial ownership of the shares held by various family members.

(12)
See footnotes (1) through (10). Also includes 103,710 shares of common stock held by Gregg Dixon, our senior vice president of marketing, options to purchase 61,793 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010 held by Mr. Dixon, 938 shares issuable to Mr. Dixon upon vesting of restricted stock units within 60 days of March 31, 2010 and 700 shares of common stock held by Mr. Dixon's wife. Mr. Dixon disclaims beneficial ownership of the shares held by his wife. Also includes 2,656 shares of common stock held by Kevin Bligh, our chief accounting officer, and options to purchase 1,131 shares of common stock which are or will be immediately exercisable within 60 days of March 31, 2010 held by Mr. Bligh. Excludes securities beneficially owned by Mr. Isaacson, who is no longer employed by us.

(13)
This information is based solely on Amendment No. 2 to Schedule 13G filed on February 12, 2010 by funds affiliated with Foundation Capital, which reported ownership as of December 31, 2009. Includes 1,902,815 shares of common stock held by Foundation Capital IV, L.P. ("FC4"), 16,444 shares of common stock held by Foundation Capital IV Principals Fund, L.L.C. ("FC4P"), and 14,834 shares of common stock held by Foundation Capital IV Active Advisors Fund, L.L.C. ("FC4AA"). Mr. Grosser is one of seven Managers of Foundation Capital Management Co. IV, L.L.C., which serves as the sole manager of FC4, FC4P and FC4AA, and may be deemed to share voting and investment power with respect to all shares held by those entities.

(14)
This information is based solely on Amendment No. 2 to Schedule 13G filed on February 8, 2010 by Draper Fisher Jurvetson Fund VI, L.P. ("Fund VI") and its affiliates, which reported ownership as of December 31, 2009. Includes 1,460,325 shares of common stock held by Fund VI, 35,236 shares of common stock held by Draper Fisher Jurvetson Partners VI, LLC ("Partners Fund LLC"), 120,507 shares of common stock held by Draper Associates, L.P., 2,654 shares of common stock held by DFJ Network Affiliate VII, LLC, 67,400 shares of common stock held by JABE, LLC, 341,110 shares of common stock held by The Timothy Draper Living Trust (the "Draper Trust"), 65,796 shares of common stock held by The Steve and Karla Jurvetson Living Trust dated 8/27/02 (the "Jurvetson Trust"), and 97,047 shares of common stock held by the John H.N. Fisher and Jennifer Caldwell Living Trust dated 1/7/00, as amended and restated on 3/27/08 (the "Fisher Trust"). Timothy Draper, John Fisher, and Steven Jurvetson are the managing directors of Draper Fisher Jurvetson Management Co. VI, LLC ("Fund VI Management"), which is the general partner of Fund VI. On a combined basis, Messrs. Draper, Fisher, and Jurvetson share voting and investment power over the shares owned by Fund VI and Fund VI Management. Messrs. Draper, Fisher, and Jurvetson are also the managing members of Partners Fund LLC and DFJ Network Affiliate VII, LLC. On a combined basis, Messrs. Draper, Fisher, and Jurvetson share voting and investment power over the shares owned by Partners Fund LLC and DFJ Network Affiliate VII, LLC. Messrs. Draper, Fisher and Jurvetson disclaim beneficial ownership of the shares owned by Fund VI, Fund VI Management and Partners Fund LLC, except to the extent of their respective pecuniary interest therein. Mr. Draper is the President of Draper Associates, Inc., which is the general partner of Draper Associates, L.P. In this capacity, Mr. Draper has sole voting and investment power over the shares owned by this entity. Mr. Draper is also the managing member of JABE, LLC and has shared voting and investment power over the shares owned by this entity. Mr. Draper disclaims beneficial ownership of the shares held by Draper Associates, L.P. and JABE, LLC, except to the extent of his pecuniary interest therein. Mr. Draper is a co-trustee of the Draper Trust, Mr. Fisher is a co-trustee of the Fisher Trust and Mr. Jurvetson is a co-trustee of the Jurvetson Trust.

(15)
This information is based solely on a Schedule 13G filed on February 12, 2010 by T. Rowe Price Associates, Inc. ("Price Associates"), which reported ownership as of December 31, 2009. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Of the 1,507,212 shares of our common stock deemed beneficially owned, Price Associates reports sole voting power as to 407,212 shares and sole dispositive power as to all 1,507,212 shares.

 EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2009 about the securities authorized for issuance under our equity compensation plans, consisting of our Amended and Restated 2003 Stock Option and Incentive Plan, or the 2003 Stock Plan, and the 2007 Employee, Director and Consultant Stock Plan, or the 2007 Stock Plan. All of our equity compensation plans were adopted with the approval of our stockholders.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)(2)
Equity compensation plans approved by security holders	2,617,975	(3)	$10.84	(4)	2,190,719
Equity compensation plans not approved by security holders	—		—		—

Total	2,617,975	(3)	$10.84	(4)	2,190,719

(1)
Consists of shares of our common stock issuable under the 2007 Stock Plan, which includes shares of common stock approved for issuance under the 2007 Stock Plan, plus any shares of common stock represented by awards granted under the 2003 Stock Plan that are forfeited, expire or are cancelled or which result in the forfeiture of shares of common stock back to us on or after the date on which the 2007 Stock Plan became effective, or May 17, 2007, up to a maximum of 1,000,000 shares. From the effective date of the 2007 Stock Plan through December 31, 2009, options to purchase 340,629 shares of our common stock granted under the 2003 Stock Plan were cancelled. No awards of our common stock are available for issuance under the 2003 Stock Plan.

(2)
On January 1, 2009, in accordance with the provisions of the 2007 Stock Plan, the number of shares available for issuance under the 2007 Stock Plan automatically increased by 520,000 shares.

(3)
Includes 1,050,334 shares of our common stock to be issued upon the exercise of outstanding stock options under the 2003 Stock Plan, 1,453,641 shares of our common stock to be issued upon the exercise of outstanding stock options under the 2007 Stock Plan and 114,000 shares of our common stock to be issued upon the vesting of restricted stock units granted under the 2007 Stock Plan.

(4)
Weighted-average exercise price relates to outstanding stock options. Restricted stock units are deemed to have an exercise price of zero.

PROPOSAL ONE—ELECTION OF DIRECTORS

        Our certificate of incorporation and bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of eight members, classified into three classes as follows: Timothy G. Healy, David B. Brewster and Susan F. Tierney serve as Class III directors with a term ending at the 2010 annual meeting; Adam Grosser, Arthur W. Coviello, Jr. and James L. Turner serve as Class I directors with a term ending at the 2011 annual meeting; and Richard Dieter and TJ Glauthier serve as Class II directors with a term ending at the 2012 annual meeting.

        Our board of directors, upon the recommendation of the nominating and governance committee, has voted to nominate each of Timothy G. Healy, David B. Brewster and Susan F. Tierney for election to the board of directors as Class III directors at our 2010 annual meeting for a term of three years to serve until the 2013 annual meeting of stockholders, and until their respective successors have been elected and qualified.

        The nominees have indicated their willingness to continue to serve if elected. However, if any of the director nominees should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee or nominees designated by our board of directors. Our board of directors has no reason to believe that the nominees will be unable or unwilling to serve if elected. Shares represented by all proxies received by our board of directors and not marked as withholding authority to vote for any of the nominated Class III director nominees will be voted FOR the election of the Class III director nominees, unless a nominee is unable or unwilling to serve. A plurality of the shares present, in person or by proxy, and voted on the election of the directors is required to elect each of the nominees to our board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW

        The following table sets forth each nominee to be elected at the 2010 annual meeting and each continuing director and, for each director whose term of office will extend beyond the 2010 annual meeting, the year such nominee or director was first elected as a director, the positions currently held by each nominee and each director with us, the year each nominee's or director's current term will expire and the current class of director of each nominee and each director.

Nominee's or Director's Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class III Directors:
Timothy G. Healy 2003	Chairman of the Board and Chief Executive Officer	2010	III
David B. Brewster 2003	President and Director	2010	III
Susan F. Tierney 2010	Director	2010	III
Continuing Directors:
Adam Grosser 2005	Director	2011	I
Arthur W. Coviello, Jr. 2008	Director	2011	I
James L. Turner 2008	Director	2011	I
Richard Dieter 2007	Director	2012	II
TJ Glauthier 2007	Director	2012	II

        No director is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

 DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth our directors, including the nominees to be elected at the 2010 annual meeting, and executive officers, their ages, and the positions currently held by each such person with us immediately prior to the 2010 annual meeting.

Name	Age	Position
Timothy G. Healy	41	Chairman of the Board and Chief Executive Officer
David B. Brewster	38	President and Director
David M. Samuels	47	Executive Vice President
Timothy Weller	45	Chief Financial Officer and Treasurer
Gregg M. Dixon	38	Senior Vice President of Marketing
Darren P. Brady	46	Senior Vice President and Chief Operating Officer
Kevin Bligh	55	Chief Accounting Officer
Arthur W. Coviello, Jr.(1)	56	Director
Richard Dieter(1)(3)	66	Director
TJ Glauthier(1)(2)(3)	66	Director
Adam Grosser(2)(3)(4)	49	Director
Susan F. Tierney	58	Director
James L. Turner(2)	50	Director

(1)
Member of the audit committee.

(2)
Member of the nominating and governance committee.

(3)
Member of the compensation committee.

(4)
Lead independent director.

        Timothy G. Healy has served as our Chairman of the Board and Chief Executive Officer since June 2003 and co-founded EnerNOC in 2001. During 2001, Mr. Healy worked in the Energy Technology Laboratory for Northern Power Systems, Inc. (now Distributed Energy Systems Corporation), a firm that integrates hundreds of distributed power systems and related equipment around the globe. Mr. Healy has also held positions with Merrill Lynch, International Fuel Cells (now UTC Fuel Cells, LLC), and Commonwealth Capital Ventures. He also co-founded Student Advantage, which went public in 1999. Mr. Healy holds a Bachelor of Arts in Government and Economics from Dartmouth College and an MBA from the Tuck School of Business at Dartmouth.

        Our board of directors has concluded that Mr. Healy should serve as a director as of the date of this proxy statement because he is a visionary and innovator in our industry, has substantial leadership experience in the clean and intelligent energy solutions sector, is active in the technology community, has an unparalleled understanding of our business, personnel and customers and the markets in which we operate, and is representative of our management. Our board of directors values Mr. Healy's extensive leadership and energy industry expertise.

        David B. Brewster has served as a Director and as our President since June 2003 and served as our Chief Operating Officer from June 2003 to January 2008. Mr. Brewster co-founded EnerNOC in 2001. During 2001, Mr. Brewster worked at Beacon Power Corporation, a developer of advanced products and services to support stable, reliable and efficient electricity grid operation. Mr. Brewster has also evaluated emerging energy technologies for Winslow Management Company, an environmentally focused investment management firm, and developed corporate strategies for SolarBank, a global capital fund for the financing of solar energy systems. Mr. Brewster holds a Bachelor of Arts from Wesleyan University, a Master of Environmental Management from Duke University and an MBA from the Tuck School of Business at Dartmouth.

        Our board of directors has concluded that Mr. Brewster should serve as a director as of the date of this proxy statement because he is a visionary and innovator in our industry, has extensive regulatory and international experience in the clean and intelligent energy solutions sector, has substantial perspective on our industry from his dealings with federal and state governments, has an unparalleled understanding of our business, personnel and customers and the markets in which we operate, and is representative of our management. Our board of directors values Mr. Brewster's extensive regulatory and international expertise.

        David M. Samuels has served as our Executive Vice President since February 2008 and, prior to that, served as our Senior Vice President of Strategic Development, General Counsel and Secretary from February 2007 to February 2008 and our Vice President of Strategic Development, General Counsel and Secretary from November 2006 to February 2007. From June 2005 to November 2006, Mr. Samuels served as Vice President of Corporate Development and General Counsel at ThingMagic, Inc., a radio frequency identification company. From 2000 to 2001, Mr. Samuels was a director of, and from March 2000 to September 2004 worked as Executive Vice President at, Guardent, Inc., a security services company he co-founded, where he was responsible for strategic financings, mergers and acquisitions, general legal matters and human resources. Mr. Samuels holds a Bachelor of Arts in Economics from Brandeis University and a Juris Doctor from Northeastern University.

        Timothy Weller has served as our Chief Financial Officer and Treasurer since July 2009. From September 2005 to July 2009, Mr. Weller served as the Managing Director of Sample Path Ventures, a consulting firm. From June 2007 to May 2008, Mr. Weller also served as Acting Chief Executive Officer and President of Solstice, LLC, a company in the destination club industry. From August 1999 to December 2002, Mr. Weller served as the Chief Financial Officer and Treasurer of Akamai Technologies, Inc., an Internet applications and content delivery solutions provider. Mr. Weller received his B.S. and M.S. in Electrical Engineering from Michigan State University and his Ph.D. in Electrical Engineering from the University of Illinois.

        Gregg M. Dixon has served as our Senior Vice President of Marketing since July 2009. From July 2007 to July 2009, Mr. Dixon served as our Senior Vice President of Sales and Business Development and, prior to that, served as our Senior Vice President of Marketing and Sales since February 2007 and our Vice President of Marketing and Sales from August 2004 to February 2007. From December 2001 to July 2004, Mr. Dixon served as Vice President of Marketing and Sales for Hess Microgen, a leading provider of commercial onsite cogeneration systems and services. From June 1995 to November 2001, Mr. Dixon was a Partner at Mercer Management Consulting, where he advised global Fortune 1000 technology, consumer products, and energy clients on customer and product strategy, economic choice analysis, and new business model development. Mr. Dixon holds degrees in Business Administration and Computer Science from Boston College and is a Certified Energy Manager.

        Darren P. Brady has served as our Senior Vice President and Chief Operating Officer since January 2008. From October 2005 to January 2008, Mr. Brady served as the Senior Vice President of Customer Service and Information Technology and Chief Information Officer of Puget Sound Energy, or PSE, a utility located in the state of Washington. Prior to that, from February 2003 to October 2005, Mr. Brady served as Vice President of Customer Service at PSE, and from July 2002 to February 2003 he served as a Director and Assistant to the Chief Operating Officer. Mr. Brady received his A.B. in Political Science and Organizational Behavior & Management from Brown University and his MBA from the Anderson School of Management at UCLA.

        Kevin Bligh has served as our Chief Accounting Officer since November 2009 and, prior to that, served as our Vice President of Finance from October 2007 to November 2009. From July 2005 to October 2007, Mr. Bligh served as an independent consultant, providing financial and accounting guidance to several publicly-traded and privately-held companies. From October 1995 to July 2005, Mr. Bligh served as General Manager and Chief Financial Officer of Blue Raven Technology, Inc. (formerly Pre-Owned Electronics, Inc.), a privately-held computer and technology company. Mr. Bligh's previous positions included Chief Financial Officer of Manager Software Products, Inc., a privately-held software company, and nine years at Arthur Andersen LLP, where his last position was Senior Manager. Mr. Bligh is a certified public accountant and holds a Bachelor of Science in Accounting from Bentley College.

        Arthur W. Coviello, Jr.    has served as a Director since June 2008. Since September 2006, Mr. Coviello has served as Executive Vice President and President of RSA, the Security Division of EMC Corporation, a provider of information infrastructure systems, software and services. Prior to joining EMC Corporation, Mr. Coviello served as Chief Executive Officer and on the board of directors of RSA Security Inc. from January 2000 to September 2006 and as acting Chief Financial Officer of RSA Security Inc. from December 2005 to May 2006. He served as President of RSA Security Inc. from March 1999 to September 2006. Mr. Coviello holds a Bachelor of Science in Accounting from the University of Massachusetts.

        Our board of directors has concluded that Mr. Coviello should serve as a director as of the date of this proxy statement because he has substantial financial expertise that includes extensive knowledge of the complex financial, operational and international issues facing large companies, significant executive management experience at technology companies and a deep understanding of accounting principles and financial reporting rules and regulations. He acquired this knowledge in the course of serving in various leadership roles, including chief executive officer and acting chief financial officer, at global technology companies. Through those senior management positions, Mr. Coviello has demonstrated his leadership and business acumen. Our board of directors values Mr. Coviello's extensive financial and technology industry expertise.

        Richard Dieter has served as a Director since April 2007. From September 1976 through August 2002, Mr. Dieter served as an Accounting and Audit Partner for Arthur Andersen LLP, an accounting firm, and since August 2002, Mr. Dieter has been working as a principal assisting Arthur Andersen LLP in the wind-down of its legacy public accounting business. From 1992 to 2001, Mr. Dieter served as chair of the AICPA-SEC International Task Force, and from 1997 to 2002, served as a member of the AICPA's Auditing Standards Board. Mr. Dieter holds a Bachelor of Science in Business Administration from Boston University and a Master of Science in Accounting from the University of Massachusetts Amherst.

        Our board of directors has concluded that Mr. Dieter should serve as a director as of the date of this proxy statement because he has extensive financial, accounting and consulting expertise, including a deep understanding of accounting principles and financial reporting rules and regulations, acquired over the course of his career at Arthur Andersen LLP. He has significant experience overseeing, from an independent auditor's perspective, the financial reporting processes of large public companies in a variety of industries with a global presence. Through his leadership roles at Arthur Andersen LLP, Mr. Dieter gained substantial management and operational experience. Our board of directors values Mr. Dieter's extensive financial and accounting expertise.

        TJ Glauthier has served as a Director since April 2007 and served on our Strategic Advisory Board from May 2005 until April 2007. Mr. Glauthier has served as President of TJG Energy Associates, LLC, a California-based energy consulting firm, since January 2005. From May 2001 to December 2004, Mr. Glauthier served as the Chief Executive Officer and President of the Electricity Innovation Institute, which was an affiliate of the Electric Power Research Institute. From 1999 to 2001, Mr. Glauthier served as the Deputy Secretary and Chief Operating Officer of the U.S. Department of Energy. From 1993 to 1998, Mr. Glauthier served as the Associate Director for Natural Resources Energy and Science at the U.S. Office of Management and Budget in the Executive Office

of the President. Mr. Glauthier also serves on the board of directors of Union Drilling, Inc., a NASDAQ-listed company. Mr. Glauthier holds an A.B. in Mathematics from Claremont McKenna College and an MBA from Harvard Business School.

        Our board of directors has concluded that Mr. Glauthier should serve as a director as of the date of this proxy statement because he brings to the board substantial energy industry expertise, including expertise in both the public and private sector. He also brings in-depth knowledge of the opportunities and challenges facing global energy companies, specifically with respect to regulatory and financial issues. Mr. Glauthier has a deep understanding of our people, services and culture acquired during his service on our board of directors and, prior to that, as a member of our strategic advisory board. In addition, Mr. Glauthier's service on another public company board provides him with valuable experience. Our board of directors values Mr. Glauthier's extensive energy industry expertise.

        Adam Grosser has served as a Director since January 2005 and as our Lead Independent Director since May 2008. Mr. Grosser has served as a general partner of Foundation Capital, LLC, a venture capital firm, since September 2000. From December 1996 to December 1999, Mr. Grosser served as President of Excite@Home's Subscriber Networks Division. From November 1993 to October 1996, Mr. Grosser was a Founder, President and Chief Executive Officer of Catapult Entertainment. Mr. Grosser serves on the board of directors of Calix, Inc., a company listed on the New York Stock Exchange. Mr. Grosser holds a Bachelor of Applied Science, a Master of Science and an MBA from Stanford University.

        Our board of directors has concluded that Mr. Grosser should serve as a director as of the date of this proxy statement because he has several years of experience as an early-stage venture capital investor, principally in the technology and clean technology industry. He has been a primary investor, and served in Board leadership roles, in several companies which have grown to become publicly-traded. This experience has provided a deep understanding of our industry and the high-growth opportunities in our industry. He has also gained significant experience overseeing corporate strategy, assessing operating plans, and evaluating and developing business leaders. Our board of directors values Mr. Grosser's extensive expertise in advising technology startup companies.

        Susan F. Tierney, Ph.D.    has served as a Director since February 2010. Since July 2003, Dr. Tierney has served as a Managing Principal of Analysis Group, Inc., an economic, financial and business strategy consulting firm, where she specializes in energy industry issues. Prior to joining Analysis Group, Inc., Dr. Tierney served as Senior Vice President of Lexecon, Inc. (formerly The Economics Resource Group, Inc.), an economic and strategy consulting company, from November 1995 to July 2003. Since September 2008, Dr. Tierney has served as a director of Evergreen Solar, Inc., a NASDAQ-listed company. From June 2007 until November 2009, Dr. Tierney served as a director of Renegy Holdings, Inc., a biomass-to-electricity company that is the successor to Catalytica Energy Systems, Inc., where she had served as a director since December 2001. Dr. Tierney is co-chair of the National Commission on Energy Policy and is chairperson of the board of directors of The Energy Foundation, a non-profit organization. She also serves as a director of the Clean Air Task Force, Clean Air-Cool Planet, and the Northeast States Center for a Clean Air Future. From 2002 until 2004, she served as chairperson of the board for the Electricity Innovation Institute (a subsidiary of the Electric Power Research Institute, Inc., or EPRI), and she was a director of EPRI from 1998 to 2003 and from 2005 to 2006. From 1993 to 1995, she served as Assistant Secretary for Policy at the U.S. Department of Energy. Prior to her service at the U.S. Department of Energy, she held various positions in energy and environmental departments in the Commonwealth of Massachusetts from 1982 to 1993, including Secretary for Environmental Affairs and Commissioner of the Department of Public Utilities. She was an assistant professor at the University of California, Irvine from 1978 to 1982. Dr. Tierney received her doctorate and master's degrees in regional planning from Cornell University and her bachelor's degree from Scripps College.

        Our board of directors has concluded that Dr. Tierney should serve as a director as of the date of this proxy statement because she brings to the board a wealth of complex energy industry expertise in both the public and private sector, specifically with respect to energy policy matters. Dr. Tierney also has unique and valuable insight into the challenges and strategies relevant to the energy industry as a whole, and to our company in particular, a deep understanding of the demand response industry, business acumen and significant analytical skills from years of experience as a consultant. In addition, her service on another public company board provides her with valuable experience. Our board of directors values Dr. Tierney's extensive energy industry expertise.

        James L. Turner has served as a Director since October 2008. Mr. Turner has served as Group Executive, President and Chief Operating Officer, U.S. Franchised Electric and Gas, of Duke Energy Corporation, or Duke Energy, since May 2007. From October 2006 to April 2007, he served as Group Executive and President, U.S. Franchised Electric and Gas, of Duke Energy. From April 2006, upon the merger of Duke Energy and Cinergy Corp., to September 2006, he served as Group Executive and Chief Commercial Officer, U.S. Franchised Electric and Gas, of Duke Energy. From August 2005 until the merger of Duke Energy and Cinergy Corp., Mr. Turner served as President of Cinergy Corp., an energy company; from September 2004 to August 2005 as Executive Vice President and Chief Financial Officer of Cinergy Corp.; and from December 2001 to September 2004 as Executive Vice President and Chief Executive Officer, Regulated Business Unit of Cinergy Corp. Mr. Turner holds a Bachelor of Science in Political Science from Ball State University and a Juris Doctor from Indiana University School of Law.

        Our board of directors has concluded that Mr. Turner should serve as a director as of the date of this proxy statement because he has significant executive management experience at energy and utility companies, substantial expertise in, and in-depth knowledge of, the energy industry, including the regulatory environment of the energy industry, unique and valuable insight into the challenges and strategies relevant to the energy industry as a whole, and to our company in particular, and business acumen. Our board of directors values Mr. Turner's extensive energy industry expertise.

CORPORATE GOVERNANCE

General

        We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our current committee charters, policy on security holder communications with directors and corporate code of conduct and ethics described below are available in the "Corporate Governance" section of the "Investors" section of our website located at www.enernoc.com. Alternatively, you can request a copy of any of these documents by writing to: Investor Relations, c/o EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110.

Board Determination of Independence

        Under applicable NASDAQ Stock Market, or NASDAQ, rules, a director only will qualify as an "independent director" if, in the opinion of our board of directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that none of Arthur W. Coviello, Jr., Richard Dieter, TJ Glauthier, Adam Grosser, Susan F. Tierney or James L. Turner has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an "independent director" as defined under NASDAQ rules. In making this determination, our board of directors considered relationships that each non-employee director has with the Company, their beneficial ownership of our outstanding common stock and all other facts and circumstances our board of directors deemed relevant in determining their independence.

        The independent directors have selected Mr. Grosser to serve as our Lead Independent Director.

Executive Sessions of Independent Directors

        Executive sessions of our independent directors are generally held following each regularly scheduled in-person meeting of the board of directors. Executive sessions do not include any of our non-independent directors. The independent directors of the board of directors met in executive session three (3) times in 2009.

Board Meetings and Attendance

        The board of directors met nine (9) times during the fiscal year ended December 31, 2009, which we refer to as fiscal 2009, either in person or by teleconference. Each director who served as a director during fiscal 2009 attended at least 75% of the aggregate of: (1) the total number of board meetings held during the period of fiscal 2009 that he or she served as a director and (2) the total number of meetings held by all board committees during the period of fiscal 2009 that he or she served as a member of such committees.

        The board of directors has adopted a policy under which each member of the board of directors is encouraged to attend each annual meeting of our stockholders. Six of our seven then current directors attended our 2009 annual meeting of stockholders.

Committees of the Board of Directors

        The board of directors has the following standing committees: audit committee, compensation committee and nominating and governance committee, each of which operates pursuant to a separate charter that has been approved by the board of directors. Each committee reviews the appropriateness of its charter at least annually and holds executive sessions as it deems appropriate. Each committee retains the authority to engage its own advisors and consultants. The composition and responsibilities of each committee are summarized below.

        Our board of directors has determined that all of the members of each of our board of directors' three standing committees are independent as defined under the NASDAQ rules, including, in the case of all members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

        Audit Committee.    As described more fully in its charter, the audit committee has the authority to retain and terminate the services of our independent registered public accounting firm, review annual financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits. Specifically, in fulfilling its role, the audit committee's responsibilities include:

  •
  reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

  •
  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

  •
  pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

  •
  reviewing and approving all related person transactions; and

  •
  establishing policies and procedures for the receipt and retention of accounting related complaints and concerns.

        The members of the audit committee are Messrs. Coviello, Dieter and Glauthier. The board of directors has elected Mr. Dieter as the chairman of the audit committee and has determined that he qualifies as an "audit committee financial expert," as defined in Item 407(d)(5) of Regulation S-K. The audit committee met seven (7) times during fiscal 2009, either in person or by teleconference.

        Compensation Committee.    Our compensation committee reviews and makes recommendations to our board of directors regarding our compensation policies, practices and procedures to ensure that the legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to our success. Specifically, the compensation committee's responsibilities include:

  •
  annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

  •
  evaluating the performance of our chief executive officer in light of such corporate goals and objectives and recommending to the independent members of the board of directors the compensation of our chief executive officer;

  •
  annually reviewing and making recommendations to our board of directors with respect to the compensation of our directors and executive officers;

  •
  overseeing and administering our equity-based compensation and incentive plans;

  •
  reviewing and recommending the Compensation Discussion and Analysis for inclusion in our proxy statements; and

  •
  reviewing all compensation policies and practices for all of our employees to determine whether such policies and practices create risks that are reasonably like to have a material adverse effect on us.

        The compensation committee may delegate authority to one or more subcommittees as it deems appropriate. The compensation committee has delegated to Timothy G. Healy, our chairman and chief executive officer, the authority to grant equity awards under our 2007 Stock Plan to our non-executive employees and our consultants, based on a number of equity awards within a range, and subject to certain other limitations, as previously approved by our board of directors.

        In February 2009, our compensation committee engaged DolmatConnell & Partners, or DolmatConnell, an outside compensation consulting firm, to conduct an annual review and analysis of our executive officer and director compensation programs and long-term incentive plan for our executive officers and directors. In connection with this review, DolmatConnell provided a comprehensive report consisting of market data and analysis in making compensation recommendations, as more fully described below under the heading "Compensation Discussion and Analysis." Our chief executive officer preliminarily considered DolmatConnell's recommendations and then participated in presenting those recommendations to our compensation committee. Our chief executive officer did not participate in the presentation or decision making process with respect to his compensation.

        The processes and procedures followed by our compensation committee in considering and determining executive and director compensation for fiscal 2009 are described below under the heading "Compensation Discussion and Analysis." We expect that our compensation committee will continue to periodically engage DolmatConnell or another outside executive compensation consultant to provide advice and resources to our compensation committee.

        The members of the compensation committee are Messrs. Dieter, Glauthier and Grosser. Mr. Glauthier serves as the chairman of the compensation committee. The compensation committee met six (6) times during fiscal 2009, either in person or by teleconference.

        Nominating and Governance Committee.    The nominating and governance committee's role is to make recommendations to the board of directors as to the size and composition of the board of directors and its committees, and to evaluate and make recommendations as to potential candidates. Specifically, the nominating and governance committee's responsibilities include:

  •
  developing and recommending to the board of directors criteria for board and committee membership;

  •
  establishing procedures for identifying and evaluating director candidates, including nominees recommended by stockholders;

  •
  identifying individuals qualified to become board members;

  •
  recommending to the board of directors the persons to be nominated for election as directors and to each of the board's committees;

  •
  annually reviewing, for each of our directors and nominees, the particular experience, qualifications, attributes or skills that contribute to the conclusion of the board of directors that the person should serve or continue to serve as a director, as well as how the directors' skills and backgrounds enable them to function well together as a board;

  •
  developing and recommending to the board of directors a corporate code of conduct and ethics and a set of corporate governance guidelines; and

  •
  overseeing the evaluation of the board of directors and management.

        The nominating and governance committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the nominating and governance committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of the stockholders.

        The members of the nominating and governance committee of the board of directors are Messrs. Glauthier, Grosser and Turner. Mr. Glauthier serves as the chairman of the nominating and governance committee. The nominating and governance committee met two (2) times during fiscal 2009, either in person or by teleconference.

Director Nomination Process

        The process followed by our nominating and governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and governance committee and the board of directors.

        In considering whether to recommend any particular candidate for inclusion in the board of directors' slate of recommended director nominees, our nominating and governance committee applies the criteria identified in the nominating and governance committee's charter. These criteria include the candidate's integrity, business acumen, knowledge of our business and industry, experience, diligence, diversity, absence of conflicts of interest and the ability to act in the interests of all stockholders. The nominating and governance committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our board of directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

        In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2011 annual meeting of stockholders, it must comply with the procedures set forth in our restated bylaws and give timely notice of the nomination in writing to our secretary not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mail our proxy statement relating to our 2010 annual meeting of stockholders. For each annual meeting, our nominating and governance committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least five percent of our common stock for at least one year. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the nominating and governance committee, it should submit the recommendation to the nominating and governance committee in writing, by mail, courier or personal delivery. A nominating recommendation must be accompanied by the following information concerning the recommending stockholder:

  •
  name, address and telephone number of the recommending stockholder;

  •
  number of EnerNOC shares owned by the recommending stockholder and the time period for which such shares have been held;

  •
  if the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time that the shares have been held. Alternatively, the stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC reflecting the holdings of the stockholder, together with a statement of the length of time that the shares have been held; and

  •
  a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of our next annual meeting of stockholders.

        The recommendation must also be accompanied by the following information concerning the proposed nominee:

  •
  the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act;

  •
  a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

  •
  a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding EnerNOC; and

  •
  the contact information of the proposed nominee.

        The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the board of directors and to the governance of EnerNOC and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of EnerNOC. The recommendation must also be accompanied by the written consent of the proposed nominee (i) to be considered by the nominating and governance committee and interviewed if the committee chooses to do so in its discretion, and (ii) if nominated and elected, to serve as a director.

        For all potential candidates, the nominating and governance committee may consider all factors it deems relevant, including the following threshold criteria:

  •
  candidates should possess the highest personal and professional standards of integrity and ethical values;

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  candidates must be committed to promoting and enhancing the long-term value of EnerNOC for its stockholders;

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  candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of EnerNOC;

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  candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

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  candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role;

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  candidates must have a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and energy industry experience; and

  •
  candidates must have, and be prepared to devote, adequate time to the board of directors and its committees.

Compensation Committee Interlocks and Insider Participation

        The members of the compensation committee are Messrs. Dieter, Glauthier and Grosser. No member of the compensation committee was at any time during fiscal 2009 an officer or employee of EnerNOC (or any of its subsidiaries), or was formerly an officer of EnerNOC (or any of its subsidiaries). During fiscal 2009, no executive officer of EnerNOC served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee of EnerNOC; (ii) a director of another entity, one of whose executive officers served on the compensation committee of EnerNOC; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of EnerNOC.

Board Leadership Structure

        The board of directors employs the role of a Lead Independent Director, who must qualify as independent under NASDAQ rules. In May 2008, our independent directors selected Mr. Grosser to serve as our Lead Independent Director. The board of directors believes that the use of a Lead Independent Director enables the board of directors to exercise oversight over specific transactions or matters in a manner that is determined by an independent director, and ensures that such transactions and matters are handled in a manner consistent with all of the directors' intentions, during interim periods between meetings of the full board of directors. The positions of chairman of the board and chief executive officer of the Company have historically been combined, and Mr. Healy currently holds both positions. We believe this board leadership structure is appropriate because of the efficiencies achieved in having the role of chief executive officer and chairman combined, and because the detailed knowledge of our day-to-day operations and business that the chief executive officer possesses greatly enhances the decision-making processes of the board of directors as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with NASDAQ listing requirements, the independent directors regularly have the opportunity to meet without Mr. Healy in attendance, as discussed more fully above under "Executive Sessions of Independent Directors."

Our Board of Directors' Role in Risk Oversight

        Management is responsible for managing the risks that we face. The board of directors is responsible for overseeing management's approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full board of directors in reviewing our strategic objectives and plans is a key part of our board of directors' assessment of management's approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our board of directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

        While the board of directors has ultimate oversight responsibility for overseeing management's risk management process, various committees of the board of directors assist it in fulfilling that responsibility. The audit committee assists the board of directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the board of directors in its oversight of the evaluation and management of risks related to our compensation policies and practices.

Diversity

        Our nominating and governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and will strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and energy industry experience on the board of directors and its committees.

 Communicating with the Board of Directors

        Our board of directors encourages open, frank and candid communications with our stockholders to the extent permissible under our internal policies and applicable laws and regulations. Our board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The chairman of our audit committee, with the assistance of our general counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

        Generally, stockholders who have questions or concerns should contact our Investor Relations department at (617) 532-8104. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the board of directors at Attn: Security Holder Communications, Board of Directors, EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. Communications should not exceed 500 words in length and must be accompanied by the following information:

  •
  a statement of the type and amount of the securities of EnerNOC that the person holds;

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  any special interest, meaning an interest not in the capacity as a stockholder of EnerNOC, that the person has in the subject matter of the communication; and

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  the address, telephone number and e-mail address, if any, of the person submitting the communication.

        Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. The following types of communications are not appropriate for delivery to directors under these procedures:

  •
  communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of ours, such as employees, members of the communities in which we operate our businesses, customers and suppliers, generally;

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  communications that advocate engaging in illegal activities;

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  communications that, under community standards, contain offensive, scurrilous or abusive content; and

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  communications that have no rational relevance to our business or operations.

Corporate Code of Conduct and Ethics

        We have adopted a "code of ethics," as defined by regulations promulgated under the Securities Act and the Exchange Act that applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of our corporate code of conduct and ethics is available in the "Corporate Governance" section of the "Investors" section of our website at www.enernoc.com. A copy of the corporate code of conduct and ethics may also be obtained, free of charge, from us upon a written request directed to: Investor Relations, c/o EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, Massachusetts 02110. We intend to disclose any amendment to or waiver of a provision of the corporate code of conduct and ethics that applies to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website available at www.enernoc.com and/or in our public filings with the SEC.

        For more corporate governance information, you are invited to access the "Corporate Governance" section of the "Investors" section of our website available at www.enernoc.com.

INFORMATION ABOUT EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Overview

        We have prepared the following Compensation Discussion and Analysis to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation for fiscal 2009 of our chief executive officer and other executive officers included in the Summary Compensation Table on page 36. The chief executive officer and these other executive officers are referred to in this proxy statement as our "named executives." We also describe actions regarding compensation taken before or after 2009 when it enhances the understanding of our executive compensation program.

Executive Compensation Program Objectives and Philosophy

        Our compensation program is designed to attract and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. In particular, our compensation program is generally intended to reward the achievement of specified, predetermined goals and to align our executives' interests with those of our stockholders in order to attain the ultimate objective of increasing stockholder value. In determining our executive officer compensation, we consider generally available compensation data from companies in our industry that we believe are generally comparable to us in terms of size, market value and revenue, and against which we believe we compete for executive talent. This peer group of companies is reviewed by management and our compensation committee periodically. From time to time, we also engage outside executive compensation consultants to assist our compensation committee in its review of our compensation program and in implementing any changes or additions to our compensation mix.

        The compensation committee has approved a compensation philosophy which is intended to bring base salary amounts for our named executives in line with approximately the 50th percentile of the market consensus, which consists of the public companies in our peer group set forth below and compensation data provided by our outside executive compensation consultant, DolmatConnell, from a composite of published executive compensation surveys. We refer to both the data derived from this peer group and the compensation data derived from the composite of published executive compensation surveys as the 2009 DolmatConnell report. Our compensation committee has also approved a compensation philosophy which is intended to bring annual performance-based bonus amounts and long-term incentive compensation for our named executives in line with approximately the 75th percentile of the market consensus, based on the 2009 DolmatConnell report. The compensation committee believes that these percentiles are in line with investor expectations and that having a higher percentile for short-term and long-term performance will motivate management over the longer term. In addition to these percentiles, the compensation committee considers the breadth of responsibilities of each of our executive officers, as well as each executive officer's contribution to our performance, in determining the appropriate level of compensation.

Peer Group

        DolmatConnell compiled for us the data for a peer group of publicly-traded clean technology companies and power generation companies of comparable size and industry, which we refer to as our 2009 compensation peer group. The companies comprising our 2009 compensation peer group were:

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  Advanced Analogic Technologies, Inc.

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  American Semiconductor Corp.

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  Badger Meter, Inc.

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  Comverge, Inc.

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  Echelon Corp.

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  Energy Conversion Devices, Inc.

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  Evergreen Solar, Inc.

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  Fuel Tech, Inc.

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  Fuelcell Energy, Inc.

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  GT Solar International, Inc.

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  Kadant, Inc.

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  Maxwell Technologies, Inc.

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  Powersecure International, Inc.

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  Vicor Corp.

        We believe that the practices of the 2009 compensation peer group provide us with appropriate compensation benchmarks, because the companies included in the 2009 compensation peer group are similar to us in industry, size, revenue and market value, and tend to compete with us for executives and other employees. The composition of our 2009 compensation peer group was different than the peer group that we used in evaluating our named executive compensation components for 2008. Specifically, our 2009 compensation peer group excluded those companies from our 2008 compensation peer group that had been acquired or that no longer fit the financial criteria that we determined should be utilized in developing our 2009 compensation peer group. We also added certain companies to our 2009 compensation peer group as compared to our 2008 compensation peer group. The difference in our 2009 compensation peer group as compared to our 2008 compensation peer group did not have a material impact on the target percentiles that we used to determine named executive compensation.

        Our compensation committee considered the 2009 DolmatConnell report, which allowed the compensation committee to better understand where our named executives' compensation packages stood relative to other similarly situated executive officers in our 2009 compensation peer group, in making its executive compensation recommendations to our board of directors in February 2009. Specifically, in February 2009, based upon the recommendations of the compensation committee, our board of directors approved (i) the annual base salaries of each of our named executives, (ii) the targets for 2009 bonus amounts applicable to our named executives, and (iii) equity awards issued to certain of our named executives. The compensation committee recommended, and the board of directors approved, these elements of compensation in order to maintain base salary amounts in line with approximately the 50th percentile of the market consensus and to bring or maintain annual performance-based bonus amounts and long-term incentive compensation in line with approximately the 75th percentile of the market consensus.

Elements of Compensation

        The primary elements of our executive compensation program are:

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  base salary;

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  annual performance-based bonus awards;

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  long-term equity incentive awards, including stock options, restricted stock awards and restricted stock unit awards;

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  other benefits, such as medical and dental insurance, life and disability insurance and a 401(k) plan; and

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  severance and change of control payments.

        We do not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation. Instead, our compensation committee, after reviewing market and peer group information provided by DolmatConnell, subjectively recommends to our board of directors what it believes to be an appropriate level and mix of various compensation components. In determining total compensation, we try to balance short-term cash compensation and long-term equity by offering reasonable base salaries and opportunities for growth through our equity incentive awards.

Determining and Setting Executive Compensation

        Utilizing the philosophy outlined above, our compensation committee reviews and recommends to our board of directors the structure of our executive compensation program, including appropriate target levels and performance measures, and administers our executive compensation program. This section discusses, in greater detail, the processes and procedures for the consideration and determination of executive compensation.

  Role of Our Executive Officers

        Our chief executive officer's role in the compensation process begins with the establishment of our other named executives' individual performance objectives against which the payment of a certain percentage of their annual performance-based bonus awards will be measured. Our chief executive officer formulates each of our other named executive's annual individual performance objectives at the beginning of each fiscal year and orally communicates to them their respective objectives. The chief executive officer's role in the compensation process continues with his review of our other named executives, which generally occurs at the beginning of each year following the fiscal year of performance and includes an assessment of the completion of the named executive's prior year's performance objectives. With respect to each named executive, our chief executive officer elicits oral performance evaluations of that named executive from our other named executives. None of our named executives are allowed to evaluate themselves. Upon completion of these performance evaluations, our chief executive officer meets with each named executive and reviews his prior year's performance and completion of objectives. Our chief executive officer also considers any report prepared by DolmatConnell when evaluating the performance of our named executives. Our chief executive officer then provides comprehensive recommendations to our compensation committee for salary increases, based generally on the report prepared by DolmatConnell, and a certain percentage of the annual performance-based bonus awards for each of our named executives, based generally on their respective performance evaluations.

        Our chief executive officer does not participate in the review of, or decision making process with respect to, his own compensation. With respect to the compensation of our chief executive officer, David Samuels, our executive vice president, elicits oral performance evaluations regarding our chief executive officer from each of our other named executives. Upon completion of all performance evaluations, Mr. Samuels meets with our chief executive officer and communicates the results of these evaluations to him. Mr. Samuels then provides comprehensive recommendations to our compensation committee for a certain percentage of the annual performance-based bonus award for our chief executive officer based on the oral performance evaluations from each of our other named executives.

        Our executive officers do not have a role in the review of, or decision making process with respect to, any long-term equity incentive awards granted to our named executives, except for our chief executive officer, who provides input to our compensation committee with respect to any long-term equity incentive awards granted to our other named executives.

  Role of Our Compensation Committee and Board of Directors

        Our board of directors appoints the members of its compensation committee and delegates to the compensation committee the direct responsibility for overseeing the design and administration of our executive officer and director compensation programs. The goal of our compensation committee is to ensure that our compensation program is aligned with our business goals and objectives and that the total compensation paid to each of our executive officers is fair, reasonable and competitive. Our compensation committee periodically reviews and makes recommendations to our board of directors with respect to overall executive compensation determinations, including determinations regarding the compensation of our chief executive officer, as described below. Our compensation committee also reviews and makes recommendations to our board of directors regarding any long-term equity incentive awards granted to our executive officers, including our chief executive officer.

        Specifically, the compensation committee reviews and discusses the recommendations made by our chief executive officer for determining salary increases, if any, and a certain percentage of the annual performance-based bonus awards for each of our other named executives. Based on these recommendations, and after taking into account the relevant target percentiles upon which our compensation philosophy is based and the achievement of our predetermined corporate objectives for the prior fiscal year, the compensation committee ultimately makes recommendations to our board of directors for salary increases, if any, and annual performance-based bonus awards for each of our named executives other than our chief executive officer.

        With respect to determining any increase in base salary and the annual performance-based bonus award for our chief executive officer, the compensation committee considers the achievement of our predetermined corporate objectives and our overall performance for the prior fiscal year. The compensation committee also reviews and discusses the recommendations made by Mr. Samuels for a certain percentage of the annual performance-based bonus award for our chief executive officer. Based on these considerations and recommendations, and after taking into account the relevant target percentiles upon which our compensation philosophy is based, the compensation committee ultimately makes recommendations to our board of directors for determining any salary increase and the annual performance-based bonus award for our chief executive officer.

        Our board of directors considers and has final approval over the recommendations of the compensation committee regarding the compensation of our named executives, including our chief executive officer.

Base Salary

        Base salary is used to compensate our executive officers based on:

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  experience associated with the position;

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  level of responsibility;

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  skills;

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  knowledge;

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  base salary level in prior years;

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  contributions in prior years; and

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  recommendations made by our chief executive officer (except for his own salary) and our outside executive compensation consultant.

The compensation committee does not assign relative weights or rankings to these factors, but instead makes a subjective determination based upon the consideration of all of these factors.

        We typically set base salaries for our named executives in our offer letter to the named executive at the outset of employment, except in the case of our chief executive officer and our president, both of whom entered into employment agreements with the Company at the outset of their employment, which have subsequently been amended. None of our named executives is currently party to an employment agreement that provides for automatic or scheduled increases in base salary. However, from time to time in the discretion of our board of directors, following recommendations of our compensation committee and consistent with our executive compensation program objectives, we evaluate our named executives' base salaries, together with other components of compensation, for adjustment based on our assessment of their performance and compensation trends in our industry.

        In February 2009, our compensation committee, after factoring in the results of an annual review performed by DolmatConnell in early 2009 regarding our executive officer compensation program, recommended to our board of directors, and our board of directors approved, an increase in the base salary of Mr. Samuels from $285,000 to $300,000. Mr. Samuels' increase was a reflection of the breadth of his executive responsibilities at EnerNOC, his experience associated with his position and his contribution to the Company's success. None of our other named executives' base salaries were increased in February 2009 as the compensation committee determined that their respective base salaries were in line with approximately the 50th percentile of our current compensation peer group. Mr. Weller joined the Company in July 2009 and, upon recommendation of the compensation committee, our board of directors approved his annual base salary of $300,000, as set forth in the employment offer letter that we entered into with Mr. Weller. Mr. Weller's annual base salary is slightly above the 50th percentile of our current compensation peer group due to the experience Mr. Weller brings to his position.

        In February 2010, our compensation committee, after factoring in the results of an annual review performed by DolmatConnell in early 2010 regarding our executive officer compensation program, recommended to our board of directors, and our board of directors approved, our named executives' base salaries. None of our named executives' base salaries were increased in February 2010 as the compensation committee determined that their respective base salaries were in line with our executive compensation philosophy.

Annual Performance-Based Bonus Awards

  Overview

        Currently, all employees, including named executives, are eligible for annual performance-based bonus awards. We provide this opportunity as a way to attract and retain highly skilled and experienced employees and to motivate them to achieve corporate and individual objectives. The compensation committee recommends to our board of directors, and our board of directors approves, the specific amount of annual performance-based bonuses to be awarded to our named executives, including our chief executive officer and our president, based generally on the achievement of certain predetermined corporate and individual performance objectives. Specifically, a certain percentage of our named executives' annual performance-based bonus awards is typically based on the Company's achievement of certain predetermined financial targets for a given fiscal year, which targets are set forth in our budget. We refer to this as the corporate performance bonus amount. The remaining percentage of our named executives' annual performance-based bonus awards is based on the achievement of predetermined individual performance goals, except in the case of our chief executive officer, whose remaining percentage is based on the Company's overall success during a given fiscal year and his performance evaluations given by our other named executives. We refer to this as the individual performance bonus amount. The individual performance bonus amount is recommended by our chief executive officer, except in the case of our chief executive officer, whose individual performance bonus amount is recommended by Mr. Samuels and our compensation committee. We believe achievement of these corporate and individual objectives will improve short-term operational financial results and long-term growth and stockholder value consistent with the interests of our stockholders. Annual performance-based bonus awards are generally determined in February of each year following the fiscal year of performance as a means to reward more immediately annual performance.

  Performance Objectives

        At the beginning of fiscal 2009, our board of directors approved specific company-related performance objectives upon which a certain percentage of the annual performance-based bonus awards of our named executives, including our chief executive officer and our president, for fiscal 2009 would be determined. The company-related objectives consisted of specified threshold levels of revenue, gross profit, net income (loss) and cash flow targets applicable to fiscal 2009. Our board of directors deemed these financial measurements as the best way to measure our corporate performance in fiscal 2009, and, if these measurements were achieved, that the likely result would be an increase in long-term stockholder value. The specific target levels of these financial measurements were determined with reference to target levels in our 2009 budget, which we used to manage our day to day business. The target levels established in our budget are sensitive financial information that, if publicly disclosed, could hinder our ability to effectively compete against our competitors, or put us at a significant competitive disadvantage in negotiations with third parties. The targets set forth in our budget were set at levels that represented an aggressive level of growth and financial performance with the intent that they would be difficult but achievable.

        In addition, during early 2009 our chief executive officer established each of our other named executive's individual goals for fiscal 2009, which are detailed below and which were designed to balance strategic and tactical objectives for the respective named executive. The individual goals were intended to be the result of a sustained focused effort on the part of each named executive. We expected that, in normal circumstances and with superior performance, each named executive could achieve substantially all of his goals and may overachieve a subset of those goals. The 2009 individual performance goals on which a certain percentage of the 2009 annual performance-based bonus awards were based for each named executive, except for our chief executive officer, are as follows:

        Mr. Brewster—expand our market share and enhance our thought leadership position through successful management of our marketing and regulatory affairs departments; expand our addressable market by pursuing demand response and energy management opportunities in international markets; educate public utility commissions and state governments about the benefits of demand response and energy efficiency; recruit and retain talented personnel; and provide a significant contribution to our overall strategic planning.

        Mr. Samuels—lead in the planning and execution of a follow-on public offering or any other financing activity; identify and manage selective acquisitions to reinforce our leadership position in the expanding clean and intelligent energy solutions sector; successfully manage our human resources and legal departments; and provide a significant contribution to our overall strategic planning.

        Mr. Weller—lead our strategic financial planning and cash management activities; provide oversight with respect to our compliance under the Sarbanes-Oxley Act of 2002; recruit and retain talented personnel; and provide a significant contribution to our overall strategic planning.

        Mr. Brady—deliver strong and consistent demand response event performance; achieve cost and efficiency metrics related to the enablement of commercial, institutional and industrial customer sites; lead efforts to build and expand our energy efficiency solutions; lead efforts to enhance our existing software applications and develop, implement, and test new technology solutions; recruit and retain talented personnel; and provide a significant contribution to our overall strategic planning.

        Our chief executive officer did not have predetermined individual goals established during 2009.

  Annual Performance-Based Bonus Award Targets

        Annual performance-based bonus award targets, which are generally set in the first quarter of each fiscal year, are recommended by our compensation committee and approved by our board of directors as a percentage of each named executive's base salary. In February 2009 and based on the 2009 DolmatConnell report, our compensation committee recommended to our board of directors, and our board of directors approved, an increase to Mr. Healy's 2009 target bonus amount from 80% to 100% of his base salary in order to align his target bonus amount with approximately the 75th percentile of our current compensation peer group. In addition, our compensation committee recommended to our board of directors, and our board of directors approved, an increase to each of Mr. Brewster's and Mr. Samuels' 2009 target bonus amount from 70% and 60%, respectively, to 75% and 70%, respectively, of his respective base salary in order to reflect the breadth of his respective responsibilities. The compensation committee did not recommend an increase in the target bonus amounts for Mr. Brady or Mr. Isaacson in February 2009 because the compensation committee determined, based on the 2009 DolmatConnell report, that their target bonus amounts were already at or near the 75th percentile of market consensus, as discussed above under "Executive Compensation Program Objectives and Philosophy." During 2009, each of Mr. Brady and Mr. Isaacson had an annual performance-based bonus award target of 50% of his respective base salary. Mr. Isaacson agreed to resign as our chief financial officer and treasurer in July 2009 and did not receive a bonus for his performance during 2009. Mr. Weller joined the Company in July 2009 and, upon recommendation of the compensation committee, our board of directors approved his annual performance-based bonus award target of 65% of his base salary, as set forth in the employment offer letter that we entered into with Mr. Weller. Mr. Weller's annual performance-based bonus award target is above the 75th percentile of our current compensation peer group given the breadth of Mr. Weller's responsibilities and his experience as chief financial officer of another publicly-traded company.

        The 2009 annual performance-based bonus awards of each of our named executives were designed to be based 80% on the achievement of the company-related objectives and 20% on the achievement of their respective individual performance goals or, in the case of our chief executive officer, on the Company's overall success during fiscal 2009 and his performance evaluations. Both corporate and individual performance objectives were required to be met to receive 100% of the annual performance-based bonus award targets for each named executive. If both were not met, the compensation committee retained discretion to recommend less than 100% of the performance-based annual bonus award targets or to refrain from recommending any bonus and if such goals were exceeded, the compensation committee retained discretion to recommend amounts in excess of the bonus targets.

  Amount of Annual Performance-Based Bonus Awards Earned in 2009

        In February 2010, our compensation committee and our board of directors met to determine the bonus payments for fiscal 2009 performance. Representatives of DolmatConnell were also present at this meeting. Our chief executive officer made recommendations to our compensation committee regarding our other named executives' 2009 individual performance bonus amounts based on his assessment of the achievement of their respective individual performance objectives. Mr. Samuels made recommendations to our compensation committee regarding our chief executive officer's 2009 individual performance bonus amount based on his assessment of our chief executive officer's performance evaluations given by our other named executives. The compensation committee considered these recommendations and also reviewed the achievement of our 2009 corporate objectives and, in the case of our chief executive officer, the Company's overall performance in fiscal 2009, as further discussed above.

        For fiscal 2009, the compensation committee determined that we achieved more than 100% of our corporate objectives and that our named executives achieved more than 100% of their respective individual performance objectives. After examining our financial results and evaluating the performance of each named executive, the compensation committee determined that the amount of the annual performance-based bonus awards earned by Messrs. Healy, Brewster, Samuels, Weller and Brady for fiscal 2009 performance were as follows:

Name and Position	2009 Performance-Based Bonus Amount		2009 Performance-Based Bonus Amount (% of Base Salary)	2009 Target Bonus Amount (% of Base Salary)(1)
Timothy G. Healy	$475,000	(2)	119%	100%
Chairman of the Board and Chief Executive Officer

David B. Brewster	$300,000	(2)	92%	75%
President

David M. Samuels	$255,000		86%	70%
Executive Vice President

Timothy Weller(3)	$100,000		33%	65%
Chief Financial Officer and Treasurer

Darren P. Brady	$175,000		58%	50%
Senior Vice President and Chief Operating Officer

(1)
The 2009 target bonus amounts (as a percentage of base salary) were approved by our board of directors in February 2009, except for Mr. Weller's 2009 target bonus amount, which was approved by our board of directors in July 2009 in connection with the commencement of Mr. Weller's employment with the Company. For a more detailed discussion of these 2009 target bonus amounts, see the section below titled "—2009 Executive Bonus Plan."

(2)
The named executive received 100% of this amount in shares of our common stock at a price per share of $31.40, which represented the closing price of our common stock as reported on The NASDAQ Global Market on February 4, 2010, the date of the meeting of our board of directors at which his bonus amount was approved.

(3)
Since Mr. Weller's employment with us did not begin until July 31, 2009, his 2009 annual performance-based bonus amount was prorated accordingly.

        Total Compensation Comparison.    In fiscal 2009, performance-based bonus awards accounted for approximately 27.8% of total compensation for Mr. Healy and 15.2% on average for our other named executives.

  2010 Executive Bonus Plan

        In February 2010, our compensation committee, after factoring in the results of the annual review performed by DolmatConnell in early 2010 regarding our executive officer compensation program, recommended to our board of directors, and our board of directors approved, our 2010 executive bonus plan, or the 2010 plan. The 2010 plan is the same as our 2009 executive bonus plan. Pursuant to the 2010 plan, the 2010 annual performance-based bonus amount for each named executive, which will be paid in early 2011, will generally be determined based upon the achievement of certain predetermined individual and corporate performance objectives. Specifically, each named executive's 2010 performance-based bonus amount will be weighted as follows: 80% will be based on our achievement of certain revenue, gross profit, net income (loss) and cash flow targets applicable to 2010, as set by our board of directors, and 20% will be based on the achievement of individual performance goals, except in the case of our chief executive officer, whose individual performance bonus amount will be based on the Company's overall success during 2010 and his performance evaluations given by our other named executives. The individual performance bonus amount will be recommended by our chief executive officer, except in the case of our chief executive officer, whose individual performance bonus amount will be recommended by Mr. Samuels and our compensation committee. In addition, the compensation committee also recommended to the board of directors, and the board of directors approved, the following 2010 target bonus amounts (as a percentage of base salary) for each named executive, which is the same percentage of base salary as approved the prior year for fiscal 2009 bonuses:

Name and Position	2010 Target Bonus Amounts (% of Base Salary)
Timothy G. Healy	100%
Chairman of the Board and Chief Executive Officer

David B. Brewster	75%
President

David M. Samuels	70%
Executive Vice President

Timothy Weller	65%
Chief Financial Officer and Treasurer

Darren P. Brady	50%
Senior Vice President and Chief Operating Officer

Long-Term Equity Incentives

        In General.    We provide the opportunity for our named executives to earn long-term equity incentive awards. Long-term equity incentive awards provide our executives with the incentive to continue their employment with us for longer periods of time, which in turn, provides us with greater stability during our growth stage. These awards are also less costly to us in the short-term than cash compensation. In 2009, our long-term equity incentive program consisted of grants of stock options, restricted stock awards and restricted stock unit awards. Equity incentive awards are awarded based on various factors, including the responsibilities of the individual executive officer, his past performance, anticipated future contributions, prior equity incentive grants, including the vesting schedule of such prior grants, and the executive's total cash compensation. It is the intention of the compensation committee to award long-term equity incentives to executives on an annual basis, although more frequent awards may be made at the discretion of the compensation committee, such as in the case of promotions or newly-hired executives.

        Stock Options.    Our stock option awards granted to named executives in 2009 were made under our 2007 Stock Plan by our compensation committee based on the factors described below under "2009 Equity Grants" as part of a broad-based grant of options to all of our employees intended to encourage an ownership culture among our employees. We granted all stock options to our named executives at exercise prices equal to the fair market value of our common stock, which is defined under the 2007 Stock Plan as the closing price of our common stock on The NASDAQ Global Market on the date of grant. Substantially all of these option grants are subject to a four-year vesting schedule. We believe that these time-based vesting provisions reward longevity and the commitment of our named executives. We have not adopted stock ownership guidelines, and our stock compensation plans have provided the principal method for our named executives to acquire equity or equity-linked interests.

        Restricted Stock and Restricted Stock Unit Awards.    The compensation committee believes that restricted stock and restricted stock unit awards serve as a long-term retention tool for our executive officers and are less dilutive than stock options since a lesser number of shares provide the same value as a greater number of stock options. Our restricted stock and restricted stock unit awards granted to named executives in 2009, which were issued under our 2007 Stock Plan, were made by our compensation committee based on the factors described below under "2009 Equity Grants" in order to provide an incentive for our named executives to continue their employment with the Company for a long period of time. All of these restricted stock and restricted stock unit awards are subject to a four-year vesting schedule, with the exception of Mr. Weller's restricted stock award, which vests as to 100% of the shares on the first anniversary of the date of grant. We believe that these time-based vesting provisions reward longevity and the commitment of our named executives. With respect to Mr. Weller's restricted stock award, we believe that the shorter vesting provision was necessary to incentivize Mr. Weller to accept our offer of employment. In February 2009 we began granting restricted stock units to our executive officers as part of our executive compensation program, as these awards are easier to administer than restricted stock awards; however, subsequent to February 2009 we have granted, and will likely continue to grant, restricted stock awards to our executive officers under certain circumstances.

        2009 Equity Grants.    In February 2009, the compensation committee recommended that our board of directors grant stock options and restricted stock unit awards to all of our named executives, except for Mr. Weller, whose employment with the Company commenced in July 2009 and who was granted a stock option and restricted stock award in August 2009 that vest based on his commencement date, in order to align our named executives' ownership interests with the long-term interests of our stockholders and to retain our named executives. In each case, our board of directors approved the option grants and restricted stock unit awards recommended by the compensation committee. The compensation committee based these grants on the 2009 DolmatConnell report to maintain the named executives' long-term incentive compensation at or near the 75th percentile, as discussed above under "Executive Compensation Program Objectives and Philosophy." The compensation committee recommended these grants, generally a mix of 60% of the equity award in stock options and 40% in restricted stock units. The compensation committee continued to believe it was important to motivate our named executives using options, which create value as the stock price of the Company increases. In addition, the compensation committee believes that granting restricted stock units would help as a retention tool if our stock price decreased due to market conditions and would also motivate our named executives to help drive our stock price higher. Restricted stock units also result in the issuance of fewer shares, which the compensation committee believed was important because as a public company, we need to better manage our rate of issuance of equity awards to employees.

        In August 2009, shortly after Mr. Weller's commencement of employment with the Company, he was granted 20,000 shares of restricted stock and an option to purchase 80,000 shares of our common stock by our board of directors, based upon the recommendation of our compensation committee. In determining these amounts, our board of directors and compensation committee considered similar grants made to newly-hired executive officers and the responsibilities that Mr. Weller would undertake as our chief financial officer and treasurer. In addition and consistent with our overall executive compensation philosophy, these long-term equity incentive awards were designed to attract Mr. Weller to the Company and to provide him with the incentive to continue his employment with the Company for a long period of time.

        In November 2009, Mr. Samuels was granted 7,000 fully vested shares of our common stock by our board of directors, based upon the recommendation of our compensation committee, in recognition of Mr. Samuels' contributions to the success of the Company over the past several years.

        Total Compensation Comparison.    In fiscal 2009, long-term equity incentive awards accounted for approximately 48.6% of total compensation for our chief executive officer and 62.7% on average for our other named executives.

        Equity Grant Valuation Methodology.    In February 2009, our compensation committee, after factoring in the results of the annual review performed by DolmatConnell in early 2009 regarding our executive officer compensation program, recommended to our board of directors, and our board of directors approved, an alternative valuation methodology applicable to any future long-term equity incentives awarded to our executive officers than we have traditionally used. Specifically, our board of directors decided in early 2009 to move towards utilizing the "value transfer" model to assign grant date fair value to our long-term equity incentive awards. The value transfer model removes the effects of stock price fluctuations and presents long-term equity incentive awards as a percentage of a company's outstanding shares. Prior to February 2009, the approach we used to determine executive officer equity grants used a fixed dollar value and divided that dollar value by the Black-Scholes value of the underlying equity. The board of directors determined in February 2009 that this approach did not effectively align with incentivizing our executive officers to perform well. Specifically, if a fixed dollar value is applied to an equity grant and the price of our common stock declines, then the resulting calculation under this approach would amount to a larger number of shares to be issued to the executive officer than the amount we would have issued had our stock price not declined. Conversely, if our executive officers perform well and our stock price increases, the resulting calculation would amount to fewer shares to be issued to them. We believe that dilutive issuances of shares of our common stock should be avoided if our stock price declines, and that our executive officers should not be disproportionately diluted if our stock price increases. Since the value transfer model bases grants on the number of outstanding shares, we believe it more appropriately motivates our executive officers and aligns long-term incentives with our stockholders' interests. Our board of directors believes the value transfer model provides the most equitable and appropriate approach for equity awards because it transfers a proportion of our shares that is consistent with the practices of our peer group companies, independent of share price fluctuations.

        Equity Grant Practices.    We typically make grants of equity awards, which are recommended by our compensation committee and approved by our full board of directors, to our executive officers on an annual basis or the commencement of an executive's employment with us. Annual equity grants made to our executive officers are usually recommended by the compensation committee and approved by the board of directors at regularly scheduled meetings held during the first quarter of each fiscal year, and equity grants to new executive officers are approved prior the executive's first day of employment. The exercise price of each stock option grant to our executive officers is generally the closing price of our common stock on the date of the grant. If the meeting to approve the equity grants to our executive officers is held during the "quiet period" preceding our earnings announcement or any other material announcement, the grant date is the third business day after the "quiet period" ends, and the price is the closing price of our common stock on such date. For instance, although Mr. Weller's equity awards were approved by our board of directors on July 29, 2009, the grant date of his option to purchase 80,000 shares of our common stock was August 14, 2009, which was the third business day after we closed our follow-on public offering of common stock. Similarly, our board of directors approved the annual stock option awards made to our named executive officers on February 12, 2009; however, the grant date for those option awards was February 23, 2009, which was the third business day after we made our earnings announcement.

2009 Stock Option Exchange

        In late 2008, the compensation committee reviewed our use of equity incentives and noted that a large number of issued stock options were no longer serving as effective incentive or retention tools, yet were being recorded as compensation expense by us and contributing to our potential employee equity overhang. In December 2008, the compensation committee recommended to the full board of directors, and the board of directors subsequently approved, a stock option exchange program, under which our directors and employees, including our executive officers, would be offered the opportunity to exchange eligible out-of-the-money stock options for new options, which we refer to as the exchange offer. On January 21, 2009, we completed the exchange offer with respect to certain outstanding options to purchase shares of our common stock that had exercise prices that were equal to or greater than $12.00 per share held by certain of our employees, including our executive officers, and directors. The number of shares represented by each new option grant was determined using an exchange ratio designed to result in the fair value, for accounting purposes, of the new option grant at the time the new option was granted being equal to the fair value of the eligible option grant tendered for exchange at the time immediately prior to the eligible option grant being cancelled. In substantially all cases, the new option grant represented the right to purchase fewer shares than the eligible option grant tendered for exchange, and in no event did the new option grant represent the right to purchase more shares than the eligible option grant tendered for exchange. The exchange ratio was set to result in the same fair value for the new options as for the options surrendered for cancellation so the exchange had no impact on our income statement.

        The compensation committee concluded that our executive officers and directors should be eligible to participate in the exchange offer to provide them with improved incentives to increase stockholder value, increase the retention value of outstanding options and reduce the total number of potential shares directed towards employee incentive programs—all at no expected additional compensation expense to the Company for accounting purposes. However, the compensation committee concluded that the executive officers and directors should have a higher exercise price than all other employee participants in the exchange offer in order to make the exchange offer more attractive to our stockholders. The exercise price per share of each new option grant was equal to: (i) for each eligible employee who was not an executive officer or director of the Company, the closing price of our common stock on the expiration date of the exchange offer; (ii) for each eligible executive officer who was not also a director of the Company, 33% above the closing price of our common stock on the expiration date of the exchange offer; and (iii) for our directors, 50% above the closing price of our common stock on the expiration date of the exchange offer. All other terms of the new option grants were the same for all employees, including executive officers, and directors.

        Options were exchanged in the exchange offer by certain of our named executives as follows:

  •
  Mr. Isaacson exchanged options to purchase 26,000 shares of our common stock, representing all of his options eligible for exchange, for options to purchase 17,603 shares of our common stock;

  •
  Mr. Brady exchanged options to purchase 100,000 shares of our common stock, representing all of his options eligible for exchange, for options to purchase 89,368 shares of our common stock; and

  •
  Mr. Samuels exchanged options to purchase 26,000 shares of our common stock, representing all of his options eligible for exchange, for options to purchase 17,604 shares of our common stock.

        All of the new option grants were issued on January 21, 2009. Pursuant to the terms of the exchange offer, the options granted to Messrs. Isaacson, Brady and Samuels have an exercise price of $11.47 per share, which price was equal to 33% above the closing price of our common stock, as reported on The NASDAQ Global Market on January 21, 2009. Each new option grant has the same vesting schedule as the tendered eligible option grant, except that the vesting schedule for options that were already vested or that would have vested before January 21, 2010, that is, within 12 months from the new option grant date, was reset such that the new options issued in exchange for those options first vested on January 21, 2010, so long as the named executive or director continued to provide services to us as an employee or director on that date. All new option grants will expire on January 21, 2014. All new options were granted under the 2007 Stock Plan and, other than the changes described herein, have terms and conditions identical to those contained in the corresponding original option grants.

Other Benefits

        Our named executives receive the same general health and welfare benefits as all of our other employees, including medical and dental insurance, life and disability insurance and the ability to participate in our 401(k) plan. We did not provide any personal benefits or perquisites to our named executives in fiscal 2009.

Severance and Change of Control Payments

        Following our initial public offering in May 2007, we revised our executive employment arrangements. Our compensation committee negotiated the employment agreements with our chief executive officer and our president. Our chief executive officer negotiated the employment arrangements with our other named executives. The goal in negotiating these arrangements was to continue to secure and retain talented executives and to ensure stability and structure during our growth stage. The compensation committee negotiated the employment agreements with our chief executive officer and our president with these same goals in mind. We provide protections for our named executives by including severance and change of control provisions in their employment and severance agreements. We provide these protections in order to attract and retain highly skilled and experienced executive officers, as well as to align the interests of our executives with those of our stockholders.

        During 2007, certain changes were made to the change of control provisions and severance provisions of our named executives in order to remain at a competitive level that is commensurate with our size, industry and sustained performance. Our chief executive officer and our president, if terminated other than for cause, or if they terminate their own employment for good reason, receive severance payments equal to the monthly amount of their annual base salary and the monthly amount of their annual performance-based target bonus amount in effect on the date of such termination paid over 20 months. Under the same circumstances, our other named executives receive severance payments equal to 12 months of their annual base salary and their annual performance-based target bonus amount in effect on the date of such termination. We believe that the increased difficulty of finding comparable employment opportunities at the level of chief executive officer or president requires that companies provide longer terms for severance payments in order to attract and retain highly skilled and experienced individuals for these positions.

        In the event of a change of control, certain provisions of our named executives' employment arrangements, except for Mr. Weller's employment arrangement, allow for acceleration of equity awards in the event the named executive is terminated without cause or the executive terminates his employment for good reason. We refer to this type of arrangement as "double trigger" acceleration. The provisions of our named executives' equity agreements, except for Mr. Weller's equity agreements, provide for accelerated vesting of a certain number of equity awards in the event of a change of control in which we are valued at $75 million or greater. We believe that this combination of double and single trigger equity vesting acceleration mechanisms incentivize our named executives to achieve corporate and individual goals and rewards them for their part in increasing our value, while contemporaneously incentivizing them to maintain their employment after a friendly change of control. Pursuant to the terms of Mr. Weller's employment with us, in the event of a change of control, the vesting of all of his outstanding equity awards will be accelerated, regardless of the level at which we are valued and regardless of whether Mr. Weller's employment terminates subsequent to the change of control. In addition, in the event we terminate Mr. Weller's employment other than for cause or he terminates his own employment for good reason, the vesting schedule for all of Mr. Weller's unvested equity awards will be accelerated by six months. We believe that these acceleration provisions were necessary to incentivize Mr. Weller to accept our offer of employment.

        Our severance and change of control provisions for our named executives and the definitions of cause, good reason, and change of control are summarized below under "Potential Payments Upon Termination or Change of Control." Our analysis of our severance and change of control provisions indicates that they are standard and in the range of such terms for similarly situated named executives at other companies.

        In July 2009, Neal Isaacson agreed to resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009. In connection with his resignation, Mr. Isaacson received a severance payment pursuant to the terms of his severance agreement and equity agreements as disclosed in this proxy statement, with the following exception: our board of directors approved the accelerated vesting of outstanding options to purchase 15,000 shares of our common stock held by Mr. Isaacson based on Mr. Isaacson's contributions to the success of the Company over the course of his employment.

Executive Compensation

Summary Compensation Table

        The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2009, 2008 and 2007 to (1) our chief executive officer, (2) our chief financial officer, (3) our three most highly compensated executive officers, other than our chief executive officer and chief financial officer, who earned more than $100,000 during fiscal 2009 and (4) our former chief financial officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)

Timothy G. Healy	2009	401,538	—		450,450	378,836		475,000	(2)	—		1,705,824
Chairman of the	2008	392,692	—		940,200	899,050		300,000	(3)	—		2,531,942
Board and Chief	2007	307,500	325,000	(4)	1,529,590	728,829		—		—		2,890,919
Executive Officer

David B. Brewster	2009	326,250	—		300,300	252,557		300,000	(2)	—		1,179,107
President	2008	324,038	—		626,800	408,659		200,000	(3)	—		1,559,497
	2007	265,000	265,000	(4)	1,453,374	612,543		—		—		2,595,917

David M. Samuels	2009	299,423	—		404,110	170,848		255,000	(5)	—		1,129,381
Executive Vice	2008	282,346	—		1,253,600	286,061		160,000	(6)	—		1,982,007
President	2007	225,000	200,000	(7)	266,910	349,838		—		—		1,041,748

Timothy Weller(8)	2009	126,923	—		536,400	1,387,716		100,000	(5)	—		2,151,039
Chief Financial
Officer and
Treasurer

Darren P. Brady(9)	2009	301,154	150,000	(10)	196,350	170,848		175,000	(5)	—		993,352
Senior Vice	2008	285,000	100,000	(11)	510,150	2,539,966		150,000	(6)	—		3,585,116
President and
Chief Operating
Officer

Neal C. Isaacson(12)	2009	177,346	—		103,950	522,840	(13)	—		428,884	(14)	1,233,020
Former Chief	2008	264,962	—		313,400	286,061		100,000	(6)	—		964,423
Financial Officer	2007	225,000	200,000	(7)	266,910	349,838		—		—		1,041,748
and Treasurer

(1)
These amounts represent the aggregate grant date fair value for stock awards and option awards for fiscal years 2009, 2008 and 2007, respectively, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Notes 1 and 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009, or our 2009 Form 10-K. See also our discussion in our 2009 Form 10-K of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation."

(2)
Each of Messrs. Healy and Brewster received 100% of his respective 2009 performance-based bonus amount earned under our 2009 executive bonus plan in shares of our common stock at a price per share of $31.40, which represented the closing price of our common stock as reported on The NASDAQ Global Market on February 4, 2010, the date of the meeting of our board of directors at which his respective bonus amount was approved.

(3)
Each of Messrs. Healy and Brewster received 100% of his respective 2008 performance-based bonus amount earned under our 2008 executive bonus plan in shares of our common stock at a price per share of $11.09, which represented the closing price of our common stock as reported on The NASDAQ Global Market on February 12, 2009, the date of the meeting of our board of directors at which his respective bonus amount was approved.

(4)
Each of Messrs. Healy and Brewster received 100% of his respective 2007 bonus amount in shares of our common stock at a price per share of $31.34, which represented the closing price of our common stock as reported on The NASDAQ Global Market on February 20, 2008, the date of the meeting of our board of directors at which his respective bonus amount was approved.

(5)
The amounts shown were paid to each of Messrs. Samuels, Weller and Brady in February 2010 under our 2009 executive bonus plan.

(6)
The amounts shown were paid to each of Messrs. Samuels, Brady and Isaacson in February 2009 under our 2008 executive bonus plan.

(7)
This amount reflects an annual bonus award paid in 2008 to each of Messrs. Samuels and Isaacson for performance in 2007.

(8)
Mr. Weller commenced employment as our chief financial officer and treasurer effective July 31, 2009.

(9)
Mr. Brady commenced employment as our senior vice president and chief operating officer effective January 22, 2008.

(10)
Consists of a one-time retention bonus in an amount equal to $150,000 paid to Mr. Brady on the first anniversary of the commencement of his employment pursuant to his employment offer letter.

(11)
Represents a one-time signing bonus paid to Mr. Brady upon commencement of his employment.

(12)
Mr. Isaacson agreed to resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009.

(13)
This amount includes $441,130 of aggregate grant date fair value in connection with the accelerated vesting of outstanding options to purchase 15,000 shares of our common stock held by Mr. Isaacson upon his departure from the Company.

(14)
Represents severance amounts paid to Mr. Isaacson upon termination of his employment.

 Grants of Plan-Based Awards

        The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during fiscal 2009 to each of the executive officers named in the Summary Compensation Table.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)
						All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
											Grant Date Fair Value of Stock and Option Awards ($)(3)
										Exercise or Base Price of Option Awards ($/Sh)(2)
	Grant Date		Approval Date
Name					Target

Timothy G. Healy	2/12/09		2/12/09		400,000	—		—		—	—
Chairman of the	2/12/09		2/12/09		—	39,000	(4)	—		—	450,450
Board and Chief	2/23/09		2/12/09		—	—		51,000		11.55	378,836
Executive Officer

David B. Brewster	2/12/09		2/12/09		243,750	—		—		—	—
President	2/12/09		2/12/09		—	26,000	(4)	—		—	300,300
	2/23/09		2/12/09		—	—		34,000		11.55	252,557

David M. Samuels	1/21/09	(5)	12/18/08		—	—		17,604	(6)	11.47	0	(7)
Executive Vice	2/12/09		2/12/09		210,000	—		—		—	—
President	2/12/09		2/12/09		—	17,000	(4)	—		—	196,350
	2/23/09		2/12/09		—	—		23,000		11.55	170,848
	11/4/09		11/4/09		—	7,000	(8)	—		—	207,760

Timothy Weller	7/29/09		7/29/09		195,000	—		—		—	—
Chief Financial	8/14/09		7/29/09		—	20,000	(9)	—		—	536,400
Officer and Treasurer	8/14/09		7/29/09		—	—		80,000		26.82	1,387,716

Darren P. Brady	1/21/09	(5)	12/18/08		—	—		89,368	(6)	11.47	0	(7)
Senior Vice	2/12/09		2/12/09		150,000	—		—		—	—
President and Chief	2/12/09		2/12/09		—	17,000	(4)	—		—	196,350
Operating Officer	2/23/09		2/12/09		—	—		23,000		11.55	170,848

Neal C. Isaacson(10)	1/21/09	(5)	12/18/08		—	—		17,603	(6)	11.47	0	(7)
Former Chief	2/12/09		2/12/09		132,500	—		—		—	—
Financial Officer	2/12/09		2/12/09		—	9,000	(4)	—		—	103,950
and Treasurer	2/23/09		2/12/09		—	—		11,000		11.55	81,710
	7/30/09	(11)	7/30/09	(11)	—	—		15,000	(11)	0.51	441,130

(1)
Reflects the target non-equity incentive plan award amounts under our 2009 executive bonus plan. For each of Messrs. Healy, Brewster, Samuels, Weller and Brady, the amounts shown above reflect target award amounts for the full fiscal year. The amounts actually paid to Messrs. Healy, Brewster, Samuels, Weller and Brady under the 2009 executive bonus plan are shown above in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.

(2)
Our 2007 Stock Plan provides that the exercise price shall be determined by using the fair market value of our common stock, which is defined under the 2007 Stock Plan as the closing price of the our common stock on The NASDAQ Global Market on the grant date.

(3)
Amounts in this column represent the grant date fair value of each award computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions underlying this valuation please see Notes 1 and 10 to our audited consolidated financial statements included in our 2009 Form 10-K. See also our discussion in our 2009 Form 10-K of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation."

(4)
Represents a restricted stock unit award granted to the named executive.

(5)
Represents options granted in connection with the exchange offer described in footnote 6 below, the grant date of which was set in accordance with the terms of the exchange offer.

(6)
Messrs. Samuels, Brady and Isaacson participated in the exchange offer. New options were granted on a value-for-value basis with substantially similar terms and conditions to the original grants, except that, for any option shares that were already vested or would have been vested by January 21, 2010 under tendered options, the vesting was reset as to the same percentage of shares subject to the new options so that such new option shares would vest on January 21, 2010. Any remaining option shares subject to the new options would vest in accordance with the original vesting schedule. See accompanying footnotes to the Outstanding Equity Awards at Fiscal Year-End table for more details regarding the exchange.

(7)
We did not recognize any incremental fair value for accounting purposes in connection with the options granted in the exchange offer. A discussion of the assumptions used in determining the valuation of the replacement options may be found in Note 10 to our audited consolidated financial statements included in our 2009 Form 10-K.

(8)
Represents a stock award granted to Mr. Samuels.

(9)
Represents a restricted stock award granted to Mr. Weller.

(10)
Mr. Isaacson agreed to resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009.

(11)
On July 30, 2009, our board of directors approved the accelerated vesting of outstanding options to purchase 15,000 shares of our common stock held by Mr. Isaacson in connection with his departure from the Company.

Employment Agreements

        Timothy G. Healy.    Pursuant to Mr. Healy's amended and restated employment agreement dated August 10, 2007, as amended on February 21, 2008, in effect as of December 31, 2009, Mr. Healy is eligible to receive an annual base salary of $400,000 per year.

        David B. Brewster.    Pursuant to Mr. Brewster's amended and restated employment agreement dated August 10, 2007, as amended on February 21, 2008, in effect as of December 31, 2009, Mr. Brewster is eligible to receive an annual base salary of $325,000 per year.

        For a more detailed discussion of these employment agreements, see the section below titled "—Potential Payments Upon Termination or Change of Control."

2009 Executive Bonus Plan

        In February 2009, our compensation committee recommended to our board of directors, and our board of directors approved, our 2009 executive bonus plan, or the 2009 bonus plan. Pursuant to the 2009 bonus plan, each named executive's 2009 performance-based bonus award amount was determined based upon the achievement of certain predetermined individual and corporate performance objectives. Specifically, each named executive's 2009 performance-based bonus award amount was weighted as follows: 80% was based on our achievement of certain revenue, gross profit, net income (loss) and cash flow targets for fiscal 2009, and 20% was based on the achievement of individual performance goals, except for our chief executive officer, whose 2009 individual performance bonus amount was based on the Company's overall performance for fiscal 2009 and his performance evaluations given by our other named executives. The individual performance bonus amount was recommended by our chief executive officer, except in the case of our chief executive officer, whose individual performance bonus amount was recommended by Mr. Samuels and the compensation committee. The bonuses were paid within 90 days of the determination of the 2009 performance-based bonus amounts. Also in February 2009 and in connection with the 2009 bonus plan, the compensation committee recommended to the board of directors, and the board of directors approved, the 2009 target bonus amounts (as a percentage of base salary) applicable to each named executive, as set forth above in the section titled "—Annual Performance-Based Bonus Awards."

Fiscal 2009 Equity Awards

        All of the stock option awards disclosed in the Grants of Plan-Based Awards table were issued under the 2007 Stock Plan and were granted with an exercise price per share equal to the fair market value of our common stock, which is defined under the 2007 Stock Plan as the closing price of our common stock on The NASDAQ Global Market on the date of grant. Subject to the terms of the 2007 Stock Plan and the option agreements issued in connection with these grants, all of the options granted in fiscal 2009 vest as to 25% of the shares on the first anniversary of the grant date and as to an additional 2.08% of the shares per month thereafter, with the following exceptions:

  •
  on August 14, 2009, Mr. Weller was granted a stock option to purchase 80,000 shares of our common stock that vests as to 6.25% of the shares on the first anniversary of the grant date and as to an additional 2.6% of the shares per month thereafter;

  •
  with respect to the options granted to certain of our executive officers in the exchange offer, for any option shares that were already vested as of January 21, 2009 or would have been vested by January 21, 2010 under tendered options, the vesting was reset as to the same percentage of shares subject to the new options so that such new option shares vested on January 21, 2010. Any remaining option shares subject to the new options will vest in accordance with the original vesting schedule; and

  •
  on July 30, 2009, our board of directors approved the accelerated vesting of outstanding options to purchase 15,000 shares of our common stock held by Mr. Isaacson in connection with his departure from the Company.

Some of our stock option awards may vest upon certain changes of control and others may vest upon a termination or a termination following a change of control as discussed below under "Potential Payments Upon Termination or Change of Control."

        All of the restricted stock unit awards disclosed in the Grants of Plan-Based Awards table were issued under the 2007 Stock Plan. Subject to the terms of the 2007 Stock Plan and the restricted stock unit agreements issued in connection with these grants, all of the restricted stock unit awards granted in 2009 vest as to 25% of the shares on the first anniversary of the grant date and quarterly thereafter. On August 14, 2009, Mr. Weller was granted 20,000 shares of restricted stock that vests as to 100% on the first anniversary of the grant date. In addition, Mr. Samuels was granted 7,000 fully vested shares of our common stock in November 2009 by our board of directors, based upon the recommendation of our compensation committee, in recognition of Mr. Samuels' contributions to the success of the Company over the past several years. Some of our restricted stock and restricted stock unit awards may vest upon certain changes of control and others may vest upon a termination or a termination following a change of control as discussed below under "Potential Payments Upon Termination or Change of Control."

        For details relating to the exchange offer that was completed in January 2009, see the section above titled "—Compensation Discussion and Analysis—2009 Stock Option Exchange."

Neal Isaacson Severance Payments

        On July 27, 2009, the Company and Neal C. Isaacson, our then current chief financial officer and treasurer, agreed that Mr. Isaacson would resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009. The Company and Mr. Isaacson also agreed that Mr. Isaacson would remain employed by the Company in a different role until September 1, 2009, and he would receive severance under his previously-disclosed severance agreement with the following exception: our board of directors approved the accelerated vesting of outstanding options to purchase 15,000 shares of our common stock held by Mr. Isaacson based on Mr. Isaacson's contributions to the success of the Company over the course of his employment.

 Outstanding Equity Awards At Fiscal Year-End

        The following table shows grants of stock options, unvested restricted stock unit awards and unvested restricted stock awards outstanding on the last day of fiscal 2009 to each of the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)

Timothy G. Healy	15,215	—		0.35	1/11/15
Chairman of the Board and	49,546	42,459	(2)	0.51	12/7/16
Chief Executive Officer	15,625	9,375	(3)	38.13	6/29/17
	20,167	23,833	(4)	31.34	2/20/14
	—	51,000	(5)	11.55	2/12/15
						3,750	(6)	113,963
						16,250	(7)	493,838
						39,000	(8)	1,185,210

David B. Brewster	10,140	—		0.35	1/11/15
President	5,369	2,059	(9)	0.51	5/11/16
	46,007	42,459	(2)	0.51	12/7/16
	1,673	1,247	(10)	7.54	2/7/17
	12,500	7,500	(3)	38.13	6/29/17
	9,167	10,833	(4)	31.34	2/20/14
	—	34,000	(5)	11.55	2/12/15
						3,000	(6)	91,170
						10,833	(7)	329,215
						26,000	(8)	790,140

David M. Samuels	8,141	4,881	(2)	0.51	12/7/16
Executive Vice President	—	17,604	(11)	11.47	1/21/14
	—	23,000	(5)	11.55	2/12/15
						34,944	(12)	1,061,948
						2,250	(6)	68,378
						5,417	(7)	164,623
						11,667	(13)	354,560
						17,000	(8)	516,630

Timothy Weller	—	80,000	(14)	26.82	8/14/15
Chief Financial Officer
and Treasurer
						20,000	(15)	607,800

Darren P. Brady	—	89,368	(16)	11.47	1/21/14
Senior Vice President and	—	23,000	(5)	11.55	2/12/15
Chief Operating Officer
						5,212	(17)	158,393
						17,000	(8)	516,630

Neal C. Isaacson(18)	—	—		—	—
Former Chief Financial Officer
and Treasurer
						—		—

(1)
Assumes a price per share of our common stock of $30.39, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2009.

(2)
This option vested as to 25% of the shares on December 7, 2007 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(3)
This option vested as to 25% of the shares on June 29, 2008 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(4)
This option vested as to 25% of the shares on February 20, 2009 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(5)
This option vested as to 25% of the shares on February 12, 2010 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(6)
This restricted stock is subject to our lapsing repurchase right, which lapses as to 5.55% of the shares per month through June 29, 2011.

(7)
This restricted stock is subject to our lapsing repurchase right, which lapses as to 3.85% of the shares per month through February 20, 2012.

(8)
This restricted stock unit vested as to 25% of the shares on February 12, 2010 and as to an additional 6.25% of the shares per quarter thereafter.

(9)
This option vested as to 25% of the shares on May 11, 2007 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(10)
This option vested as to 25% of the shares on February 7, 2008 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(11)
Represents grant of option pursuant to the exchange offer in exchange for cancellation of options to purchase 12,000 shares and 14,000 shares originally issued on June 29, 2007 and February 20, 2008, respectively, under the 2007 Stock Plan. This option vested as to 10,093 shares on January 21, 2010 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(12)
This restricted stock is subject to our lapsing repurchase right, which lapses as to 9.09% of the shares per month through November 1, 2010.

(13)
This restricted stock is subject to our lapsing repurchase right, which lapses as to 7.14% of the shares per month through February 20, 2011.

(14)
This option will vest as to 6.25% of the shares on August 14, 2010 and as to an additional 2.6% of the shares on the first day of each calendar month thereafter.

(15)
This restricted stock is subject to our lapsing repurchase right, which will lapse as to 100% of the shares on August 14, 2010.

(16)
Represents grant of option pursuant to the exchange offer in exchange for cancellation of an option to purchase 100,000 shares originally issued on January 22, 2008 under the 2007 Stock Plan. This option vested as to 42,688 shares on January 21, 2010 and as to an additional 2.08% of the shares on the first day of each calendar month thereafter.

(17)
This restricted stock is subject to our lapsing repurchase right, which lapses as to 3.99% of the shares per month through January 22, 2012.

(18)
Mr. Isaacson agreed to resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009, and did not have any outstanding equity awards as of the last day of fiscal 2009.

 Option Exercises and Stock Vested

        The following table shows information regarding exercises of options to purchase shares of our common stock and vesting of restricted stock awards held by each executive officer named in the Summary Compensation Table during fiscal 2009. The value realized per share for options is based on the difference between the exercise price and the fair market value of the shares of common stock at the time the options were exercised. The value realized on vesting of restricted stock awards is based on the fair market value of the shares on the vesting date.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)

Timothy G. Healy	—	—	16,250	298,906
Chairman of the Board and Chief Executive Officer

David B. Brewster	—	—	11,167	207,036
President

David M. Samuels	—	—	69,528	1,436,072
Executive Vice President

Timothy Weller	—	—	—	—
Chief Financial Officer and Treasurer

Darren P. Brady	—	—	9,788	116,012
Senior Vice President and Chief Operating Officer

Neal C. Isaacson(3)	89,219	1,895,043	4,750	75,337
Former Chief Financial Officer and Treasurer

(1)
Amounts shown in this column do not necessarily represent the actual value realized from the sale of the shares acquired upon exercise of options because in many cases the shares were not sold upon exercise but continue to be held by the named executive exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2)
The value realized is calculated by multiplying the number of vested shares times the closing price of our common stock on The NASDAQ Global Market on the applicable vesting date.

(3)
Mr. Isaacson agreed to resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009.

Pension Benefits

        We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

        We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change of Control

        We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table in the event of a termination of employment or a change of control. The following tables summarize the potential payments to each named executive assuming that certain termination or change of control events occur. The tables assume that each event occurred on December 31, 2009, the last day of fiscal 2009, and reflects salaries and bonuses payable on that date. For purposes of the tables below, we have assumed a price per share of our common stock of $30.39, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2009.

Termination of Employment and Change of Control Arrangements

  Timothy G. Healy, Chairman of the Board and Chief Executive Officer

Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason		Change of Control and EnerNOC Valued at $75 Million or Greater

Base Salary	$ 666,667	(1)	$0

Performance-based Target Bonus	$ 666,667	(2)	$0

Acceleration of Vesting of Equity	N/A		100% of all unvested equity awards

Number of Stock Options and Value upon Termination(3)	N/A		126,667 shares $2,229,422

Number of Shares of Vested Stock Received and Value upon Termination(3)	N/A		59,000 shares $1,793,010

Post-Term Benefits	$19,549		N/A

Total:	$1,352,883		$4,022,432

(1)
Amount equals 20 months of annual base salary.

(2)
Amount equals 20 months of annual performance-based target bonus.

(3)
Assumes a price per share of our common stock of $30.39, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2009.

        Pursuant to our amended and restated employment agreement, as amended, with Mr. Healy in effect on December 31, 2009, which we refer to as the Healy agreement, if Mr. Healy's employment is terminated, he is entitled to payment of his accrued but unpaid base salary, an amount equal to the value of his accrued unused vacation days, and reimbursement of any expenses he properly incurred on behalf of us prior to termination. Also pursuant to the Healy agreement, if Mr. Healy's employment is terminated by us without cause or by Mr. Healy for good reason, we are required to pay him over 20 months an amount equal to the monthly amount of his annual base salary and the monthly amount of his annual performance-based target bonus amount in effect on the date of such termination. Upon such a termination, and for a period of 20 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Healy was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Healy under any insurance plans, we are required to pay Mr. Healy such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. In addition, pursuant to the Healy agreement, in the event of a change of control in which we are valued at $75 million or greater, 100% of Mr. Healy's unvested equity awards shall become immediately vested and exercisable.

        Under the Healy agreement, good reason means: (i) a substantial reduction in Mr. Healy's then current base salary, without his consent, or (ii) material and continuing diminution of Mr. Healy's title, responsibilities, duties and authority in our operation and management as compared to such title, responsibilities, duties and authority on the effective date of the Healy agreement, without his consent. Under the Healy agreement, cause means: (i) willful failure to perform, or gross negligence in the performance of, Mr. Healy's duties for us or any of our affiliates, after written notice and an opportunity to cure; (ii) knowing and material breach by Mr. Healy of any obligation to us or any of our affiliates with respect to confidential information, non-competition, non-solicitation or the like; (iii) Mr. Healy's breach of fiduciary duty, fraud, embezzlement or other material dishonesty with respect to us or any of our affiliates; or (iv) Mr. Healy's conviction of, or plea of nolo contendere to, a felony, other than felonies vehicular in nature, or any other crime involving moral turpitude.

        Under the Healy agreement, a change of control means (i) the sale of all or substantially all of our assets or issued and outstanding capital stock; or (ii) our merger or consolidation in which our stockholders immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of capital stock or other equity interest of such surviving corporation or entity outstanding immediately after such merger or consolidation.

  David B. Brewster, President

Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason		Change of Control and EnerNOC Valued at $75 Million or Greater

Base Salary	$541,667	(1)	$0

Performance-based Target Bonus	$406,250	(2)	$0

Acceleration of Vesting of Equity	N/A		100% of all unvested equity awards

Number of Stock Options and Value upon Termination(3)	N/A		98,098 shares $1,999,157

Number of Shares of Vested Stock Received and Value upon Termination(3)	N/A		39,833 shares $1,210,525

Post-Term Benefits	$23,049		N/A

Total:	$970,966		$3,209,682

(1)
Amount equals 20 months of annual base salary.

(2)
Amount equals 20 months of annual performance-based target bonus.

(3)
Assumes a price per share of our common stock of $30.39, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2009.

        Pursuant to our amended and restated employment agreement, as amended, with Mr. Brewster in effect on December 31, 2009, which we refer to as the Brewster agreement, if Mr. Brewster's employment is terminated, he is entitled to payment of his accrued but unpaid base salary, an amount equal to the value of his accrued unused vacation days, and reimbursement of any expenses he properly incurred on behalf of us prior to termination. Also pursuant to the Brewster agreement, if Mr. Brewster's employment is terminated by us without cause or by Mr. Brewster for good reason, we are required to pay him over 20 months an amount equal to the monthly amount of his annual base salary and the monthly amount of his annual performance-based target bonus amount in effect on the date of such termination. Upon such a termination, and for a period of 20 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Brewster was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Brewster under any insurance plans, we are required to pay Mr. Brewster such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. Pursuant to the Brewster agreement, in the event of a change of control in which we are valued at $75 million or greater, 100% of Mr. Brewster's unvested equity awards shall become immediately vested and exercisable.

        Under the Brewster agreement, good reason means: (i) a substantial reduction in Mr. Brewster's then current base salary, without his consent, or (ii) material and continuing diminution of Mr. Brewster's title, responsibilities, duties and authority in our operation and management as compared to such title, responsibilities, duties and authority on the effective date of the Brewster agreement, without his consent. Under the Brewster agreement, cause means: (i) willful failure to perform, or gross negligence in the performance of, Mr. Brewster's duties for us or any of our affiliates, after written notice and an opportunity to cure; (ii) knowing and material breach by Mr. Brewster of any obligation to us or any of our affiliates with respect to confidential information, non-competition, non-solicitation or the like; (iii) Mr. Brewster's breach of fiduciary duty, fraud, embezzlement or other material dishonesty with respect to us or any of our affiliates; or (iv) Mr. Brewster's conviction of, or plea of nolo contendere to, a felony, other than felonies vehicular in nature, or any other crime involving moral turpitude.

        Under the Brewster agreement, a change of control means (i) the sale of all or substantially all of our assets or issued and outstanding capital stock; or (ii) our merger or consolidation in which our stockholders immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of capital stock or other equity interest of such surviving corporation or entity outstanding immediately after such merger or consolidation.

  David M. Samuels, Executive Vice President

	Termination		Change of Control

Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason		Change of Control and EnerNOC Valued at $75 Million or Greater	Change of Control and Termination by the Company Without Cause or by Employee for Good Reason

Base Salary	$300,000	(1)	$0	$300,000(1)

Performance-based Target Bonus	$210,000	(2)	$0	$210,000(2)

Acceleration of Vesting of Equity	N/A		Immediate vesting of equity awards that would otherwise vest in the six months following change in control	Immediate vesting of 100% of all equity awards

Number of Stock Options and Value upon Termination(3)	N/A		22,036 shares $443,067	45,485 shares $912,221

Number of Shares of Vested Stock Received and Value upon Termination(3)	N/A		56,369 shares $1,713,054	71,278 shares $2,166,138

Post-Term Benefits	$12,464		N/A	$12,464

Total:	$522,464		$2,156,121	$3,600,823

(1)
Amount equals 12 months of annual base salary.

(2)
Amount equals the annual performance-based target bonus.

(3)
Assumes a price per share of our common stock of $30.39, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2009.

        Pursuant to our severance agreement, as amended, with Mr. Samuels in effect on December 31, 2009, which we refer to as the Samuels agreement, if Mr. Samuels' employment is terminated by us without cause or by Mr. Samuels for good reason, we are required to pay him an amount equal to 100% of his then-current annual base salary in 12 equal monthly installments and his annual performance-based target bonus in effect on the date of termination, as well as all accrued but unpaid base salary, vacation pay, and reasonable and necessary expenses incurred on behalf of us prior to the termination date. Upon such a termination, and for a period of 12 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Samuels was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Samuels under any insurance plans, we are required to pay Mr. Samuels such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. If Mr. Samuels' employment is terminated by us without cause or by Mr. Samuels for good reason following a change of control, the number of equity awards equal to 100% of the unvested equity awards granted to Mr. Samuels shall become immediately vested and exercisable. In the event of a change of control in which we are valued at $75 million or greater, the vesting schedule for all of Mr. Samuels' unvested equity awards shall be accelerated by six months, subject to the further acceleration provisions of the Samuels agreement.

  Timothy Weller, Chief Financial Officer and Treasurer

Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason	Change of Control

Base Salary	$300,000(1)	$0

Performance-based Target Bonus	$195,000(2)	$0

Acceleration of Vesting of Equity	Immediate vesting of equity awards that would otherwise vest in the six months following termination	Immediate vesting of 100% of all equity awards

Number of Stock Options and Value upon Termination(3)	None	80,000 shares $285,600

Number of Shares of Vested Stock Received and Value upon Termination(3)	None	20,000 shares $607,800

Post-Term Benefits	$12,464	N/A

Total:	$507,464	$893,400

(1)
Amount equals 12 months of annual base salary.

(2)
Amount equals the annual performance-based target bonus.

(3)
Assumes a price per share of our common stock of $30.39, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2009.

        Pursuant to our severance agreement with Mr. Weller in effect on December 31, 2009, which we refer to as the Weller agreement, if Mr. Weller's employment is terminated by us without cause or by Mr. Weller for good reason, we are required to pay him an amount equal to 100% of his then-current annual base salary in 12 equal monthly installments and his annual performance-based target bonus in effect on the date of termination, as well as all accrued but unpaid base salary, vacation pay, and reasonable and necessary expenses incurred on behalf of us prior to the termination date. Upon such a termination, and for a period of 12 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Weller was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Weller under any insurance plans, we are required to pay Mr. Weller such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. In addition, in the event of such a termination by us without cause or by Mr. Weller for good reason, the vesting schedule for all of Mr. Weller's unvested equity awards will be accelerated by six months. In the event of a change of control of the Company, the number of equity awards equal to 100% of the total equity awards granted to Mr. Weller shall become immediately vested and exercisable.

  Darren P. Brady, Senior Vice President and Chief Operating Officer

	Termination		Change of Control

Executive Benefits and Payments Upon Termination	Termination by the Company Without Cause or by Employee for Good Reason		Change of Control and EnerNOC Valued at $75 Million or Greater	Change of Control and Termination by the Company Without Cause or by Employee for Good Reason

Base Salary	$300,000	(1)	$0	$300,000(1)

Performance-based Target Bonus	$150,000	(2)	$0	$150,000(2)

Acceleration of Vesting of Equity	N/A		Immediate vesting of equity awards that would otherwise vest in the six months following change in control	Immediate vesting of 100% of all equity awards

Number of Stock Options and Value upon Termination(3)	N/A		57,820 shares $1,093,341	112,368 shares $2,124,163

Number of Shares of Vested Stock Received and Value upon Termination(3)	N/A		6,561 shares $199,389	22,212 shares $675,023

Post-Term Benefits	$13,829		N/A	$13,829

Total:	$463,829		$1,292,730	$3,263,015

(1)
Amount equals 12 months of annual base salary.

(2)
Amount equals the annual performance-based target bonus.

(3)
Assumes a price per share of our common stock of $30.39, which represents the closing price of our common stock on The NASDAQ Global Market on December 31, 2009.

        Pursuant to our severance agreement with Mr. Brady in effect on December 31, 2009, which we refer to as the Brady agreement, if Mr. Brady's employment is terminated by us without cause or by Mr. Brady for good reason, we are required to pay him an amount equal to 100% of his then-current annual base salary in 12 equal monthly installments and his annual performance-based target bonus in effect on the date of termination, as well as all accrued but unpaid base salary, vacation pay, and reasonable and necessary expenses incurred on behalf of us prior to the termination date. Upon such a termination, and for a period of 12 months following the termination date, we are also required to maintain, on the same terms, any benefits that Mr. Brady was receiving from us as of the termination date. If it is not permissible for us to continue coverage of Mr. Brady under any insurance plans, we are required to pay Mr. Brady such amount, net of state and federal income taxes, as will be sufficient for him to obtain such insurance coverage on an individual basis. If Mr. Brady's employment is terminated by us without cause or by Mr. Brady for good reason following a change of control, the number of equity awards equal to 100% of the unvested equity awards granted to Mr. Brady shall become immediately vested and exercisable. In the event of a change of control in which we are valued at $75 million or greater, the vesting schedule for all of Mr. Brady's unvested equity awards shall be accelerated by six months, subject to the further acceleration provisions of the Brady agreement.

        Under our severance agreements with Messrs. Samuels, Weller and Brady, good reason includes (i) a substantial reduction in the named executive's then current base salary, without the named executive's consent; or (ii) material and continuing diminution of the named executive's title, responsibilities, duties and authority in our operation and management as compared to such title, responsibilities, duties and authority on the effective date of the respective severance agreement without the named executive's consent. Under our severance agreement with Mr. Weller, good reason also includes the relocation of Mr. Weller's office more than 50 miles from its current location without Mr. Weller's consent. Under the severance agreements with Messrs. Samuels, Weller and Brady, cause includes: (i) willful failure to perform, or gross negligence in the performance of, the named executive's duties for us or any of our affiliates, after written notice and an opportunity to cure; (ii) knowing and material breach by the named executive of any obligation to us or any of our affiliates with respect to confidential information, non-competition, non-solicitation or the like; (iii) the named executive's breach of fiduciary duty, fraud, embezzlement or other material dishonesty with respect to us or any of our affiliates; or (iv) the named executive's conviction of, or plea of nolo contendere to, a felony, other than felonies vehicular in nature, or any other crime involving moral turpitude.

        Under our severance agreements with Messrs. Samuels, Weller and Brady, change of control includes (i) the sale of all or substantially all of our assets or our issued and outstanding capital stock; or (ii) merger or consolidation involving us in which our stockholders immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of capital stock or other equity interest of such surviving corporation or entity outstanding immediately after such merger or consolidation. Under our severance agreement with Mr. Weller, change of control also includes a change of the majority of the members of our board of directors as a result of a contested election (not through appointment or election by the shareholders in the ordinary course).

  Neal C. Isaacson, Former Chief Financial Officer and Treasurer

        On July 27, 2009, the Company and Neal C. Isaacson, our then current chief financial officer and treasurer, agreed that Mr. Isaacson would resign as our chief financial officer and treasurer, effective as of the close of business on July 30, 2009. The Company and Mr. Isaacson also agreed that Mr. Isaacson would remain employed by the Company in a different role until September 1, 2009, and he would receive severance under his previously-disclosed severance agreement with the following exception: our board of directors approved the accelerated vesting of outstanding options to purchase 15,000 shares of our common stock held by Mr. Isaacson based on Mr. Isaacson's contributions to the success of the Company over the course of his employment. The following table summarizes the payments to Mr. Isaacson that were made in connection with the termination of his employment.

Executive Benefits	Payments Upon Termination

Base Salary	$265,000(1)

Performance-based Target Bonus	$132,500(2)

Acceleration of Vesting of Equity	Immediate vesting of options to purchase 15,000 shares of our common stock

Number of Stock Options and Value upon Termination	15,000 shares $400,200(3)

Post-Term Benefits	$11,748

Total:	$809,448

(1)
Amount equals 12 months of annual base salary.

(2)
Amount equals the annual performance-based target bonus.

(3)
Calculated using a price per share of our common stock of $26.68, which represents the closing price of our common stock on The NASDAQ Global Market on September 1, 2009, the date of Mr. Isaacson's termination.

Non-Employee Director Compensation

        The following table shows the total compensation paid or accrued during fiscal 2009 to each of our non-employee directors.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(2)(3)	Total ($)

Arthur W. Coviello, Jr.(4)	45,000	91,120	88,493	224,613

Richard Dieter(5)	62,500	91,120	88,493	242,113

TJ Glauthier(6)	70,000	91,120	88,493	249,613

Adam Grosser	—	—	—	—

James L. Turner(7)	39,500	91,120	88,493	219,113

(1)
Susan F. Tierney is not included in this table, as she was not elected to our board of directors until February 2010.

(2)
These amounts represent the aggregate grant date fair value for stock awards and option awards granted in fiscal 2009 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Notes 1 and 10 to our audited consolidated financial statements included in our 2009 Form 10-K. See also our discussion in our 2009 Form 10-K of stock-based compensation under Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation."

(3)
The non-employee directors set forth below participated in the exchange offer described below under the heading "Stock Option Exchange." The exchange offer exchange ratios were designed to result in a fair value for the new options that was equal to the fair value of the options surrendered in the exchange offer, which we describe as a "value-for-value" exchange. New options were granted on January 21, 2009 on this value-for-value basis with substantially similar terms and conditions to the original grants, except that, for any option shares that were already vested or would have been vested by January 21, 2010 under tendered options, the vesting was reset as to the same percentage of shares subject to the new option so that such new option shares would vest on January 21, 2010. Any remaining shares subject to the new option would vest in accordance with the original vesting schedule. The exercise price of all the options issued to certain of our non-employee directors in the option exchange program was $12.94 per share. We did not recognize any incremental fair value for accounting purposes in connection with the options granted in the exchange offer. A discussion of the assumptions used in determining the valuation of the replacement option awards may be found in Note 10 to our audited consolidated financial statements included in our 2009 Form 10-K.

Name	Option Shares Canceled	Option Shares Granted	Total Incremental Grant Date Fair Value
Arthur W. Coviello, Jr.	22,207	22,207	$0
Richard Dieter	23,446	23,446	$0
(4)
On June 3, 2009, Mr. Coviello was granted options to purchase 6,000 shares of our common stock, the grant date fair value of which was $88,493. Also on June 3, 2009, Mr. Coviello was granted a restricted stock award of 4,000 shares of our common stock, the grant date fair value of which was $91,120. As of December 31, 2009, the last day of our fiscal year, Mr. Coviello held options to purchase 28,207 shares of our common stock, of which 6,000 were vested.

(5)
On June 3, 2009, Mr. Dieter was granted options to purchase 6,000 shares of our common stock, the grant date fair value of which was $88,493. Also on June 3, 2009, Mr. Dieter was granted a restricted stock award of 4,000 shares of our common stock, the grant date fair value of which was $91,120. As of December 31, 2009, the last day of fiscal 2009, Mr. Dieter held options to purchase 29,446 shares of common stock, of which 6,000 were vested.

(6)
On June 3, 2009, Mr. Glauthier was granted options to purchase 6,000 shares of our common stock, the grant date fair value of which was $88,493. Also on June 3, 2009, Mr. Glauthier was granted a restricted stock award of 4,000 shares of our common stock, the grant date fair value of which was $91,120. As of December 31, 2009, the last day of fiscal 2009, Mr. Glauthier held options to purchase 23,784 shares of common stock, all of which were vested.

(7)
On June 3, 2009, Mr. Turner was granted options to purchase 6,000 shares of our common stock, the grant date fair value of which was $88,493. Also on June 3, 2009, Mr. Turner was granted a restricted stock award of 4,000 shares of our common stock, the grant date fair value of which was $91,120. As of December 31, 2009, the last day of fiscal 2009, Mr. Turner held options to purchase 51,811 shares of common stock, all of which were vested.

  Stock Option Exchange

        Our directors were eligible to participate in the exchange offer that expired on January 21, 2009, under which we issued new options to certain of our employees, including our executive officers, and directors in exchange for outstanding options to purchase shares of our common stock that had exercise prices that were equal to or greater than $12.00 per share. However, the compensation committee concluded that the directors should have a higher exercise price than our employee participants in the exchange offer. The exercise price per share of each new option grant to a director was equal to 50% above the closing price of our common stock, as reported on The NASDAQ Global Market on the expiration date of the exchange offer, or $12.94 per share. All other terms of the new option grants were the same for all participants. Options were exchanged in the exchange offer by Mr. Coviello and Mr. Dieter as described in footnote 3 to the table above under the caption "Non-Employee Director Compensation." For more details relating to the exchange offer that we completed in January 2009, see the section above titled "—Compensation Discussion and Analysis—2009 Stock Option Exchange."

  2009 Non-Employee Director Compensation Policy

        In February 2009, our compensation committee engaged DolmatConnell to conduct an annual review and analysis of our non-employee director compensation program. In connection with this review, DolmatConnell provided a comprehensive report consisting of market data and analysis in making compensation recommendations with respect to our non-employee directors. Our compensation committee considered the 2009 DolmatConnell report, which allowed the compensation committee to better understand where our non-employee directors' compensation packages stood relative to other similarly situated directors in our 2009 compensation peer group, in order to make its non-employee director compensation recommendations to our board of directors in May 2009. Specifically, in May 2009, based upon the recommendations of the compensation committee, our board of directors approved an amended and restated non-employee director compensation policy, or the amended director compensation policy. The only changes made to the amended director compensation policy as compared to the director compensation policy that was in effect prior to May 2009 were to the equity compensation provisions of the policy. The amended director compensation policy is described below and was applicable to all compensation, including equity compensation, paid to, or earned by, our non-employee directors in fiscal 2009 for their service as directors, including as members of the various committees of our board of directors. The compensation committee recommended, and the board of directors approved, the amended director compensation policy in order to maintain non-employee director compensation amounts in line with approximately the 75th percentile of the market consensus.

        Pursuant to the amended director compensation policy in effect during fiscal 2009 and upon his or her initial appointment to our board of directors, each non-employee director who is not associated with our principal stockholders receives:

  •
  such number of restricted shares of our common stock equal the quotient of $100,000 divided by the value of a share of our common stock on the date of grant as determined in accordance with the trinomial valuation model; and

  •
  a non-qualified stock option to purchase such number of shares of our common stock equal to the quotient of $100,000 divided by the value of a share of our common stock on the date of grant as determined in accordance with the trinomial valuation model.

        The restricted shares and options vest over a three-year period, at a rate of thirty-three percent on each anniversary of the grant.

        Each such stock option will terminate on the earlier of ten years from the date of grant and three months after the recipient ceases to serve as a director, except in the case of death or disability, in which event the option will terminate one year from the date of the director's death or disability. The exercise price of these options is equal to the fair market value of our common stock on the date of grant.

        Under the amended director compensation policy in effect during fiscal 2009, each non-employee director who is not associated with our principal stockholders will be compensated on an annual basis for providing services to us and will receive each year he or she is in office:

  •
  a fully vested stock award equal to the quotient of $50,000 divided by the value of a share of our common stock, generally on the date of grant, as determined in accordance with the trinomial valuation model, except that the June 2009 stock award grants used the value of a share of our common stock on February 12, 2009, the immediately preceding meeting of the board of directors;

  •
  a fully vested non-qualified stock option to purchase such number of shares of our common stock equal to the quotient of $50,000 divided by the value of a share of our common stock, generally on the date of grant, as determined in accordance with the trinomial valuation model, except that the June 2009 option grants used the value of a share of our common stock on February 12, 2009, the immediately preceding meeting of the board of directors. Each such stock option will terminate on the earlier of ten years from the date of grant and three months after the recipient ceases to serve as a director, except in the case of death or disability, in which event the option will terminate one year from the date of the director's death or disability. The exercise price of these options will be equal to the fair market value of our common stock on the date of grant;

  •
  a $30,000 annual cash retainer paid in quarterly installments; and

  •
  a fee of $1,000 for each board meeting attended in person and a fee of $500 for each board meeting attended by telephone or by other means of communication.

        In addition, the chairman and members of our audit, compensation and nominating and governance committees who are not employees and not associated with our principal stockholders will receive annual fees payable in quarterly installments as follows:

  Audit Committee: Chairman—$20,000        Other Members—$10,000

  Compensation Committee: Chairman—$15,000        Other Members—$7,500

  Nominating and Governance Committee: Chairman—$10,000        Other Members—$5,000.

        We have reimbursed and will continue to reimburse our non-employee directors who are not affiliated with our principal stockholders for their reasonable expenses incurred in attending meetings of our board of directors and committees of the board of directors.

        In addition, pursuant to the amended director compensation policy, beginning in 2010, all equity awards made to our non-employee directors will be made in accordance with the value transfer model as described above in the section titled "—Compensation Discussion and Analysis—Equity Grant Valuation Methodology."

Risk Assessment in Compensation Programs

        Consistent with new SEC disclosure requirements, we have assessed our compensation programs and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Management assessed our executive and broad-based compensation and benefits programs to determine if the programs' provisions and operations create undesired or unintentional risk of a material nature. This risk assessment process included a review of program policies and practices, as well as program analysis, to identify risk and risk control related to the programs. We utilize a compensation structure consisting of base salary, performance-based bonus awards, equity awards and other benefits that are generally uniform in design and operation throughout the Company and with all levels of employees. Our compensation policies and practices are centrally designed and administered, and are substantially identical for all of our employees except for our sales personnel, who are paid primarily on a sales commission basis. In addition, our compensation policies are designed so that the compensation mix is not overly focused on either short-term or long-term incentives.

        Our performance-based bonus awards are based on a balanced set of company-related metrics, as well as individual performance goals. These company-related metrics include our achievement of certain revenue, gross profit, net income (loss) and cash flow targets applicable to a certain fiscal year, as set by our board of directors. The compensation committee considers achievement of individual performance commitments and overall corporate performance when determining the compensation of our executive officers, and our chief executive officer considers achievement of individual performance commitments and overall corporate performance when determining the compensation of the rest of our employees. Further, performance-based bonus awards are paid only after the compensation committee has reviewed the financial results for the performance year. Our long-term incentives are primarily based on stock appreciation, which is determined by how the market values our common stock. We believe that the selection of three different types of long-term incentives (stock options, restricted stock units and restricted stock) helps to minimize the risk that officers will take actions that could cause harm to the corporation and its stockholders.

        Our executive compensation policies and practices are overseen by the compensation committee, which is comprised of independent directors. Management discussed our risk assessment process regarding our compensation programs with the compensation committee and the full board of directors, which agreed with management's conclusion that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE REPORT

        The compensation committee of our board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement.

                  Members of the EnerNOC, Inc. Compensation Committee
                  TJ Glauthier (Chair)
                  Richard Dieter
                  Adam Grosser

 REPORT OF AUDIT COMMITTEE

        The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of NASDAQ, has furnished the following report:

        The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee's role and responsibilities are set forth in a charter adopted by the board of directors, which is available in the "Corporate Governance" section of the "Investors" section of our website at www.enernoc.com. The audit committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP, our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2009, the audit committee took the following actions:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management and Ernst & Young LLP;

  •
  Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

  •
  Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Rule 3526 of the Public Company Accounting Oversight Board. The audit committee further discussed with Ernst & Young LLP its independence. The audit committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

        Based on the audit committee's review of the audited financial statements and discussions with management and Ernst & Young LLP, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

                      Members of the EnerNOC, Inc. Audit Committee
                      Richard Dieter (Chair)
                      Arthur W. Coviello, Jr.
                      TJ Glauthier

PROPOSAL TWO—APPROVAL OF THE AMENDED AND RESTATED
2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN FOR PURPOSES
OF COMPLYING WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED

        Prior to our initial public offering in May 2007, our board of directors and our stockholders approved the 2007 Stock Plan. Under pertinent IRS regulations, grants made to "Covered Employees" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally the executive officers named in the Summary Compensation Table on page 36) under the 2007 Stock Plan prior to the earlier of (i) the material modification of the 2007 Stock Plan or (ii) our 2011 annual stockholders' meeting (the "Reliance Period") are not subject to the cap on our tax deduction imposed by Section 162(m) of the Code with respect to compensation in excess of $1,000,000 per Covered Employee in any year.

        At the annual meeting, our stockholders will be asked to approve the Amended and Restated 2007 Stock Plan so that certain grants made to Covered Employees under the Amended and Restated 2007 Stock Plan after the Reliance Period, including nonqualified stock options, and restricted stock and other stock-based awards subject to performance-based vesting, may qualify as "performance-based compensation" under Section 162(m) of the Code and therefore be exempt from the cap on our tax deduction imposed by Section 162(m) of the Code. The Amended and Restated 2007 Stock Plan specifies the objective performance measures which the compensation committee may choose from as the basis for granting, and/or vesting of "performance-based" equity compensation. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the Amended and Restated 2007 Stock Plan.

        The Amended and Restated 2007 Stock Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent practicable, the tax deduction available to us for awards made under the Amended and Restated 2007 Stock Plan to Covered Employees. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its Covered Employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. We believe that it is in the best interests of us and our stockholders to structure the Amended and Restated 2007 Stock Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is practicable to do so. In order to qualify as performance-based compensation, the compensation paid under a plan to Covered Employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which the performance goal is based; and (c) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The Amended and Restated 2007 Stock Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under "Eligibility and Limitations on Grants" and the performance goals are described below under "Performance Goals."

        The material features of the 2007 Stock Plan are:

  •
  in connection with the 2007 Stock Plan, the sum of (1) 2,600,000 shares of our common stock plus (2) shares of our common stock represented by awards granted under our 2003 Stock Plan that are forfeited, expire or are cancelled without delivery of shares or which result in the forfeiture of shares of our common stock back to us on or after the date that the 2007 Stock

    Plan becomes effective have been initially reserved for the issuance of awards under the 2007 Stock Plan; provided, however, that no more than 1,000,000 shares shall be added to the 2007 Stock Plan pursuant to clause (2) above. We are not currently asking our stockholders to approve an increase in the number of shares reserved for issuance under the 2007 Stock Plan;

  •
  the 2007 Stock Plan contains an "evergreen provision" which allows for an automatic annual increase in the number of shares available for issuance under the plan on January 1 of each year until the second day of fiscal year 2017. The annual increase in the number of shares shall be equal to the lesser of:

  •
  520,000 shares; or

  •
  an amount determined by our board of directors;

  •
  the shares issued by us under the 2007 Stock Plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expire or are terminated (other than by exercise) under the 2007 Stock Plan are added back to the shares available for issuance under the 2007 Stock Plan. Shares tendered or held back upon exercise of an option or settlement of an award granted under the 2007 Stock Plan to cover the exercise price or tax withholding are not available for future issuance under the 2007 Stock Plan;

  •
  the award of incentive stock options, nonqualified stock options, restricted and unrestricted stock awards and other stock-based awards is permitted;

  •
  any material amendment is subject to approval by our stockholders; and

  •
  the 2007 Stock Plan is administered by the compensation committee of our board of directors. The compensation committee has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2007 Stock Plan.

        Each executive officer is an eligible participant under the 2007 Stock Plan and has an interest in this proposal. Based solely on the closing price of our common stock as reported on The NASDAQ Global Market on March 31, 2010 and the maximum number of shares that would have been available for awards as of such date (and assuming that no outstanding awards under the 2003 Stock Plan and the 2007 Stock Plan are forfeited, cancelled or terminated as of such date), the maximum aggregate market value of the shares that could potentially be issued under the 2007 Stock Plan is $66,264,132.

        Our board of directors believes that it is important to maintain our flexibility to make awards to Covered Employees beyond the Reliance Period and to preserve our tax deduction for such awards that qualify as "performance-based compensation" under Section 162(m) of the Code.

Summary of the Amended and Restated 2007 Stock Plan

        The following is a summary of the terms of the 2007 Stock Plan, as it is proposed to be amended and restated. This summary is qualified in its entirety by reference to the complete text of the 2007 Stock Plan, as proposed to be amended and restated, which is attached as Appendix I to this proxy statement and incorporated herein by reference. The summary is not intended to be a complete description of the terms of the Amended and Restated 2007 Stock Plan.

        Plan Administration.    Our compensation committee has full power and authority, subject to the provisions of the Amended and Restated 2007 Stock Plan and applicable law, to select the participants to whom awards will be granted, to make any combination of awards to participants, to determine the number of shares of common stock to be covered by awards, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, including but not limited to, whether the vesting or payment of all or any portion of any award may be subject to one or more performance goals. To the extent permitted under applicable law, our compensation committee may delegate to any person all or part of the compensation committee's authority and duties with respect to the granting of awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees.

        Eligibility and Limitations on Grants.    Persons eligible to participate in the Amended and Restated 2007 Stock Plan will be those officers, employees, directors and consultants and prospective employees of the Company and its subsidiaries as selected from time to time by our compensation committee, including our 13 directors and executive officers, of which six are non-employee directors. The granting of awards under the Amended and Restated 2007 Stock Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. Approximately 435 individuals will be eligible to participate in the Amended and Restated 2007 Stock Plan.

        No more than 130,000 shares may be granted to any one individual during any one fiscal year.

        Performance Goals.    To ensure that certain awards granted under the Amended and Restated 2007 Stock Plan to a Covered Employee qualify as "performance-based compensation" under Section 162(m) of the Code, the Amended and Restated 2007 Stock Plan provides that our compensation committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria related to objectives of the Company, an affiliate of the Company or a division or strategic business unit of the Company in which the relevant participant is employed, such as: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; or (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. As discussed above, if we determine to make awards under the Amended and Restated 2007 Stock Plan subject to the attainment of performance goals, the compensation committee intends that compensation paid under the Amended and Restated 2007 Stock Plan will not be subject to the deductibility limitation imposed under Section 162(m) of the Code.

        Stock Options.    The Amended and Restated 2007 Stock Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the Amended and Restated 2007 Stock Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the compensation committee but may not be less than 100% of the fair market value of our common stock on the date of grant.

        The term of each option will be fixed by our compensation committee and may not exceed ten years from the date of grant. Our compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our compensation committee. Options may be exercised in whole or in part with written notice to us.

        Upon exercise of options, the option exercise price must be paid in full either (i) in cash, by check or other instrument acceptable to our compensation committee, (ii) by tendering unrestricted shares of common stock owned by the optionee for at least six months that have a fair market value equal as of the date of exercise to the cash exercise price of the options, (iii) having us retain from the shares otherwise issuable upon exercise of the options a number of shares having a fair market value equal as of the date of exercise to the cash exercise price of the options, (iv) subject to applicable law, by a "cashless exercise" through a broker pursuant to an established cashless exercise program with a securities brokerage firm, or (v) by any combination of (i), (ii), (iii), or (iv) above.

        To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one fiscal year.

        Restricted Stock.    Our compensation committee may award shares to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

        Stock-Based Awards.    Our compensation committee may award other stock-based awards valued by reference to or otherwise based on shares of common stock including, without limitation, the grant of shares of common stock, the grant of securities convertible into shares of common stock and the grant of stock appreciation rights, phantom stock awards or stock units. Our compensation committee may award such stock-based awards subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

        Tax Withholding.    Participants in the Amended and Restated 2007 Stock Plan are responsible for the payment of any Federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise or vesting of awards. We may withhold from the participant's compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our compensation committee, by transferring to us shares or a promissory note having a value equal to the amount of such taxes.

        Change in Control Provisions.    The Amended and Restated 2007 Stock Plan provides that in the event of a sale of us by merger in which our stockholders in their capacity as such no longer own a majority of our outstanding equity securities (or our successor), or any sale of all or substantially all of our assets or capital stock, our board of directors or the board of directors of the surviving or acquiring entity will, as to outstanding awards, make appropriate provision for the continuation of such awards by us or the assumption of such awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such awards.

        Alternatively, with respect to outstanding options, our board of directors may, upon written notice, provide that one or more options then outstanding must be exercised within a specified number of days of the date of such notice, at the end of which period such options will terminate, or provide that one or more options then outstanding will be terminated in exchange for a cash payment equal to the excess of the fair market value for the shares subject to such options over the exercise price thereof.

        Amendments and Termination.    Our board of directors may at any time amend or discontinue the Amended and Restated 2007 Stock Plan and our compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying any tax or regulatory requirement. However, no such action may adversely affect any rights under any outstanding award without the holder's consent. Any amendments that materially change the terms of the Amended and Restated 2007 Stock Plan, including any amendments that increase the number of shares reserved for issuance under the Amended and Restated 2007 Stock Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the Amended and Restated 2007 Stock Plan, or materially change the method of determining the fair market value of our common stock, will be subject to approval by stockholders.

Duration of 2007 Stock Plan

        Our board of directors adopted the 2007 Stock Plan on April 25, 2007, and the 2007 Stock Plan became effective on May 23, 2007, in connection with the consummation of our initial public offering. The 2007 Stock Plan expires on May 23, 2017.

Federal Income Tax Information

        The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended and Restated 2007 Stock Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended and Restated 2007 Stock Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income" of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:
With respect to stock grants under the Amended and Restated 2007 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

 Limitation on Our Deductions

        As a result of Section 162(m) of the Code, our deduction for certain awards under the 2007 Stock Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the 2007 Stock Plan through the Reliance Period are exempt from the cap imposed by Section 162(m) of the Code. If stockholders approve Proposal 2, certain grants under the Amended and Restated 2007 Stock Plan, including nonqualified stock options and restricted stock and stock units subject to performance vesting, will qualify as performance-based compensation after the Reliance Period.

        The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to approve the Amended and Restated 2007 Stock Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
APPROVAL OF THE AMENDED AND RESTATED 2007 STOCK PLAN FOR
PURPOSES OF COMPLYING WITH SECTION 162(m) OF THE CODE.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

        The audit committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2010. The board of directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2009. We expect that representatives of Ernst & Young LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

        The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2009 and December 31, 2008, and fees billed for other services rendered by Ernst & Young LLP during those periods.

Category of Service	2009	2008
Audit fees(1)	$998,000	$840,000
Audit-related fees(2)	—	18,000
Tax fees(3)	127,000	155,000
All other fees(4)	5,000	5,000

Total	$1,130,000	$1,018,000

(1)
Audit fees consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, review of our quarterly condensed consolidated financial statements, audit of the effectiveness of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002, consultations on accounting matters directly related to the audit, and consents and assistance with, and review of, documents filed with the SEC, including our follow-on offering in 2009.

(2)
Audit-related fees represent professional services rendered in connection with our compliance with the Sarbanes-Oxley Act of 2002.

(3)
Tax fees consist primarily of assistance in the preparation of federal and state income tax filings and consultation regarding ongoing tax matters.

(4)
All other fees relate to accessing Ernst & Young LLP's accounting research and financial reporting disclosure software.

Pre-Approval Policies and Procedures

        Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

        Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

        1.     Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent registered public accounting firm's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

        4.     Other Fees are those associated with services not captured in the other categories. We generally do not request such services from the independent registered public accounting firm.

        Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

        The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

        The audit committee has considered whether Ernst & Young LLP is independent for the purposes of providing external audit services to the Company, and the audit committee has determined that it is.

        In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment. If our stockholders ratify the selection of Ernst & Young LLP, the audit committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year ending December 31, 2010, if it concludes that such a change would be in the best interests of EnerNOC and our stockholders.

        The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2010.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Registration Rights

        The holders of approximately 1,936,650 shares of our common stock are entitled to certain registration rights with respect to these securities as set forth in an agreement between us and the holders of these securities. We are generally required to pay all expenses incurred in connection with registrations effected in connection with the following rights, excluding underwriting discounts and commissions, and fees and expenses of counsel to the registering security holders.

        Demand Rights.    Subject to specified limitations, the holders of not less than 20% of these registrable securities may require that we register all or a portion of these registrable securities for sale under the Securities Act, if the anticipated gross receipts from the sale of such securities are at least $2.0 million. We may be required to effect up to two such registrations. Stockholders with these registration rights who are not part of an initial registration demand are entitled to notice and are entitled to include their shares of common stock in the registration.

        Piggyback Rights.    If at any time we propose to register any of our equity securities under the Securities Act, other than in connection with (i) a registration relating solely to our stock option plans or other employee benefit plans or (ii) a registration relating solely to a business combination or merger involving the Company, the holders of these registrable securities are entitled to notice of such registration and are entitled to include their shares of common stock in the registration. Under certain circumstances, the underwriters, if any, may limit the number of shares included in any such registration.

        Form S-3 Rights.    During any such time that we are eligible to file registration statements on Form S-3, subject to specified limitations, a holder of these registrable securities can require us to register all or a portion of its registrable securities on Form S-3, if the reasonably anticipated aggregate offering price of such securities is at least $500,000. We may not be required to effect more than two such registrations in any 12-month period. Stockholders with these registration rights who are not part of an initial registration demand are entitled to notice and are entitled to include their shares of common stock in the registration.

        We have agreed to indemnify stockholders with these registration rights for liabilities related to the sale of securities pursuant to any registration statement that we file and any related prospectus.

Indemnification Arrangements

        Under our certificate of incorporation, we will indemnify our directors and officers to the fullest extent permitted by Delaware law. We have also entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, provide for us to indemnify our directors and officers for certain expenses, including attorneys' fees, judgments, fines, and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person's services as our director or officer, any of our subsidiaries from time to time or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Employment Arrangements

        In April 2007, we entered into an employment offer letter with Herbert Healy, who is the father of Timothy Healy, our chief executive officer and chairman of our board of directors. Mr. Healy currently serves as our senior director of regulatory affairs. Pursuant to his offer letter, Mr. Healy receives a bi-weekly salary of $5,385 and is eligible to receive bonuses consisting of grants of options to purchase shares of our common stock and cash. Mr. Healy is entitled to participate in all employee benefit plans generally available to employees, including medical, dental, disability and life insurance plans and our 401(k) plan. From January 1, 2009 until the date of this proxy statement, we paid Mr. Healy an aggregate amount equal to $223,960.

        In October 2008, we entered into an employment offer letter with Pete Gitlin, who is the father-in-law of Gregg Dixon, our senior vice president of marketing. Mr. Gitlin currently serves as our business development manager. Pursuant to his offer letter, Mr. Gitlin receives a bi-weekly salary of $2,885 and is eligible to receive commission payments in accordance with our sales commission policy. Mr. Gitlin is entitled to participate in all employee benefit plans generally available to employees, including medical, dental, disability and life insurance plans and our 401(k) plan. From January 1, 2009 until the date of this proxy statement, we paid Mr. Gitlin an aggregate amount equal to $122,285.

Policy for Approval of Related Person Transactions

        Pursuant to our audit committee charter currently in effect, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us has or will have a direct or indirect material interest. In reviewing and approving such transactions, the audit committee will obtain, or will direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion will be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the audit committee in some circumstances. The audit committee charter states that no related person transaction will be entered into prior to the completion of these procedures.

        The audit committee or its chairman, as the case may be, will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. No member of the audit committee will participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

        Our policy for the approval of related person transactions was not followed in connection with the employment offer letter that we entered into with Pete Gitlin, as described above in the section titled "—Employment Arrangements."

OTHER MATTERS

        Our board of directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

        To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2011, stockholder proposals must be received no later than December 27, 2010. To be considered for presentation at the 2011 annual meeting of stockholders, although not included in the proxy statement, proposals must be received no earlier than February 10, 2011 and no later than March 12, 2011; provided, however, that in the event that the date of the 2011 annual meeting of stockholders is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting.

        Proposals that are not received in a timely manner will not be voted on at the 2011 annual meeting of stockholders. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Secretary, EnerNOC, Inc., 101 Federal Street, Suite 1100, Boston, MA 02110.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations regarding the filing of required reports, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater-than-ten-percent beneficial owners with respect to fiscal 2009 were met, except as described below.

        Reports of ownership on Form 4 were filed late by Draper Fisher Jurvetson Fund VI, L.P. and its affiliates, including the following: one report of ownership on Form 4 was filed late by each of Draper Fisher Jurvetson Fund VI, L.P. (covering one transaction), Draper Fisher Jurvetson Management Company VI, LLC (covering an aggregate of two transactions) and Draper Fisher Jurvetson Partners VI, LLC (covering one transaction); three reports of ownership on Form 4 were filed late by Stephen T. Jurvetson (covering an aggregate of five transactions); and four reports of ownership on Form 4 were filed late by each of John H.N. Fisher (covering an aggregate of seven transactions) and Timothy C. Draper (covering an aggregate of eleven transactions).

ELECTRONIC DELIVERY OF COMPANY STOCKHOLDER COMMUNICATIONS

        Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

        You can choose this option and save us the cost of producing and mailing these documents by:

  •
  following the instructions provided on your proxy card or voter instruction form; or

  •
  going to http://investor.enernoc.com/annual-proxy.cfm and following the instructions provided.

HOUSEHOLDING OF PROXY MATERIALS

        In December 2000, the SEC adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be "householded," the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

        If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer and Trust Company, by calling their toll free number, 1-800-937-5449.

        If you do not wish to participate in "householding" and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another EnerNOC stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

  •
  If your EnerNOC shares are registered in your own name, please contact our transfer agent, American Stock Transfer and Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing them at 59 Maiden Lane, Plaza Level, New York, NY 10038.

  •
  If a broker or other nominee holds your EnerNOC shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

BY ORDER OF THE BOARD OF DIRECTORS
David M. Samuels Secretary

Boston, Massachusetts
April 26, 2010

        OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE (OR VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE). A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

Appendix I

ENERNOC, INC.
AMENDED AND RESTATED
2007 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

1.    DEFINITIONS.

        Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this EnerNOC, Inc. 2007 Employee, Director and Consultant Stock Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

          Affiliate  means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

          Agreement  means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

          Board of Directors  means the Board of Directors of the Company.

          Code  means the United States Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

          Committee  means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

          Common Stock means shares of the Company's common stock, $.001 par value per share.

          Company  means EnerNOC, Inc., a Delaware corporation.

          Disability  or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

          Fair Market Value  of a Share of Common Stock means:

    (1)
    If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

    (2)
    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

    (3)
    If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO  means an option meant to qualify as an incentive stock option under Section 422 of the Code.

          Non-Qualified Option  means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Participant  means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Performance-Based Award  means a Stock Grant or Stock—Based Award as set forth in Paragraph 9 hereof.

          Performance Goals means performance goals based on one or more of the following criteria: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, interest, depreciation, amortization, and/or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; and (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance-Based Award will be issued or no vesting will occur, levels of performance at which Performance-Based Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles provided that any such change shall at all times satisfy the provisions of Section 162(m) of the Code.

          Plan  means this Amended and Restated EnerNOC, Inc. 2007 Employee, Director and Consultant Stock Plan.

          Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

          Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant, which the Committee may structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

          Stock Grant  means a grant by the Company of Shares under the Plan, which the Committee may structure to qualify in whole or in part as "performance-based compensation" under Section 162(m) of the Code.

          Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

          Survivor  means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to a Stock Right by will or by the laws of descent and distribution.

2.
PURPOSES OF THE PLAN.

        The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.    SHARES SUBJECT TO THE PLAN.

        (a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 2,600,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company's 2003 Stock Option and Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date on which this Plan became effective, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 1,000,000 Shares shall be added to the Plan pursuant to subsection (ii).

        (b)   Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2008, and ending on the second day of fiscal year 2017, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 520,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan; and (ii) an amount determined by the Board.

        (c)   If an Option ceases to be "outstanding", in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company's tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.    ADMINISTRATION OF THE PLAN.

        The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Notwithstanding the foregoing, the Board of Directors may not take any action that would cause any outstanding Stock Right that would otherwise qualify as performance-based compensation to fail to so qualify under Section 162(m).

        Subject to the provisions of the Plan, the Administrator is authorized to:

  a.
  Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

  b.
  Determine which Employees, directors and consultants shall be granted Stock Rights;

  c.
  Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 130,000 Shares be granted to any Participant in any fiscal year;

  d.
  Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

  e.
  Determine Performance Goals no later than such time as required to ensure that a Performance-Based Award which is intended to comply with the requirements of Section 162(m) of the Code so complies;

  f.
  Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant's consent;

  g.
  Make any adjustments in the Performance Goals included in any Performance-Based Awards provided that such adjustments comply with the requirements of Section 162(m) of the Code;

  h.
  Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

  i.
  Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and in accordance with Section 162(m) of the Code for all other Stock Rights to which the Committee has determined Section 162(m) is applicable. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of

Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

        To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.    ELIGIBILITY FOR PARTICIPATION.

        The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.    TERMS AND CONDITIONS OF OPTIONS.

        Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

          a.    Non-Qualified Options:    Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

            i.    Option Price:    Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

            ii.    Number of Shares:    Each Option Agreement shall state the number of Shares to which it pertains.

            iii.    Option Periods:    Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

            iv.    Option Conditions:    Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

      A.
      The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

      B.
      The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

          b.    ISOs:    Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

            i.    Minimum standards:    The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above.

            ii.    Option Price:    Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

      A.
      10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

      B.
      More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

            iii.    Term of Option:    For Participants who own:

      A.
      10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

      B.
      More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

            iv.    Limitation on Yearly Exercise:    The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    TERMS AND CONDITIONS OF STOCK GRANTS.

        Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

  (a)
  Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

  (b)
  Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

  (c)
  Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time or attainment of Performance Goals upon which such rights shall accrue and the purchase price therefor, if any.

8.    TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

        The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.    PERFORMANCE-BASED AWARDS.

        Notwithstanding anything to the contrary herein, during any period when Section 162(m) of the Code is applicable to the Company and the Plan, Stock Rights granted under Paragraph 7 and Paragraph 8 may be granted by the Committee in a manner which is deductible by the Company under Section 162(m) of the Code ("Performance-Based Awards"). A Participant's Performance-Based Award shall be determined based on the attainment of written Performance Goals, which must be objective and approved by the Committee for a performance period of between one and five years established by the Committee (I) while the outcome for that performance period is substantially uncertain and (II) no more than 90 days after the commencement of the performance period to which the Performance Goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of shares issued in respect of a Performance-Based Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period.

10.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

        An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

        The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

        The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 28) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

        The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

11.    ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

        A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above; or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

        The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant's Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes "reasonably promptly," it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

        The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

12.    RIGHTS AS A SHAREHOLDER.

        No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company's share register in the name of the Participant.

13.    ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

        By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant's lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

  a.
  A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant's Option Agreement.

  b.
  Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant's termination of employment.

  c.
  The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant's Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one year after the date of the Participant's termination of service, but in no event after the date of expiration of the term of the Option.

  d.
  Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

  e.
  A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

  f.
  Except as required by law or as set forth in a Participant's Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

15.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

  a.
  All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

  b.
  For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

  c.
  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

  d.
  Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

16.    EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Option Agreement:

  a.
  A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

              (i)  To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

             (ii)  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

  b.
  A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant's Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

  c.
  The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.    EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Option Agreement:

  a.
  In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

              (i)  To the extent that the Option has become exercisable but has not been exercised on the date of death; and

             (ii)  In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

  b.
  If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

18.    EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

        In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

        For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

        In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

19.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR DISABILITY.

        Except as otherwise provided in a Participant's Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company's forfeiture or repurchase rights have not lapsed.

20.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE "FOR CAUSE".

        Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause":

  a.
  All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

  b.
  For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

  c.
  "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the Company's right to repurchase all of such Participant's Shares shall apply.

  d.
  Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

21.    EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

        Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

        The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.    EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

        Except as otherwise provided in a Participant's Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company's rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant's death.

23.    PURCHASE FOR INVESTMENT.

        Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

  a.
  The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

      "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

  b.
  At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

24.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

        Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.    ADJUSTMENTS.

        Upon the occurrence of any of the following events, a Participant's rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant's Agreement:

        a.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a), 3(b) and 4(c) shall also be proportionately adjusted upon the occurrence of such events and the Performance Goals applicable to outstanding Performance-Based Awards.

        b.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

        With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company forfeiture or repurchase rights with respect to outstanding Stock Grants.

        c.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

        d.    Adjustments to Stock-Based Awards.    Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect if any, of a Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

        e.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6b(iv).

        f.    Modification of Performance-Based Awards.    Notwithstanding the foregoing, with respect to any Performance-Based Award that is intended to comply as "performance based compensation" under Section 162(m) of the Code, the Committee may adjust downwards, but not upwards, the number of Shares payable pursuant to a Performance-Based Award, and the Committee may not waive the achievement of the applicable Performance Goals except in the case of death or disability of the Participant.

26.    ISSUANCES OF SECURITIES.

        Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.    FRACTIONAL SHARES.

        No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

        The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.    WITHHOLDING.

        In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 30) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

30.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

        Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.    TERMINATION OF THE PLAN.

        The Plan will terminate on May 23, 2017, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

32.    AMENDMENT OF THE PLAN AND AGREEMENTS.

        The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator , including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code; to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers; and in order to continue to comply with Section 162(m) of the Code; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Nothing in this Paragraph 32 shall limit the Administrator's authority to take any action permitted pursuant to Paragraph 25.

        Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

33.    EMPLOYMENT OR OTHER RELATIONSHIP.

        Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.    GOVERNING LAW.

        This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

ANNUAL MEETING OF STOCKHOLDERS OF EnerNOC, Inc. June 2, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://investor.enernoc.com/annual-proxy.cfm Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect three members to the board of directors to serve as Class III directors, each for a three-year term expiring in 2013. O David B. Brewster O Timothy G. Healy O Susan F. Tierney 2. To approve the Amended and Restated 2007 Employee, Director and Consultant Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended. 3. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010. 4. To transact such other business that is properly presented at the annual meeting and any adjournment or postponements thereof. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE This proxy is solicited on behalf of the Board of Directors. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20330300000000001000 2 060210 I/We will attend the annual meeting. ELECTRONIC ACCESS TO FUTURE DOCUMENTS If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect three members to the board of directors to serve as Class III directors, each for a three-year term expiring in 2013. O David B. Brewster O Timothy G. Healy O Susan F. Tierney 2. To approve the Amended and Restated 2007 Employee, Director and Consultant Stock Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended. 3. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2010. 4. To transact such other business that is properly presented at the annual meeting and any adjournment or postponements thereof. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE This proxy is solicited on behalf of the Board of Directors. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF EnerNOC, Inc. June 2, 2010 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20330300000000001000 2 060210 COMPANY NUMBER ACCOUNT NUMBER I/We will attend the annual meeting. ELECTRONIC ACCESS TO FUTURE DOCUMENTS If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://investor.enernoc.com/annual-proxy.cfm

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 ENERNOC, INC. Proxy for Annual Meeting of Stockholders June 2, 2010 As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned, revoking any previous proxies relating to these shares, hereby appoints Timothy G. Healy and David M. Samuels together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of EnerNOC, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of EnerNOC, Inc. to be held on Wednesday, June 2, 2010, at 2:00 p.m., local time, at the Company's corporate offices, located at 101 Federal Street, Suite 1100, Boston, Massachusetts 02110 and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 26, 2010, a copy of which has been received by the undersigned. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. (Continued and to be signed on the reverse side.)